UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number:           811-6342

Exact name of registrant as specified
in charter:                                   Aberdeen Global Income
                                              Fund, Inc.

Address of principal executive offices:       800 Scudders Mill Road,
                                              Plainsboro, New Jersey 08536

Name and address of agent for service:        Mr Beverly Hendry,
                                              300 S.E. 2nd Street, Suite #820,
                                              Fort Lauderdale,
                                              Florida 33301

Registrant's telephone number, including
area code:                                    609-282-4600

Date of fiscal year end:                      10/31/03

Date of reporting period:                     10/31/03

Item 1 - Reports to Stockholders -

                                                        [LOGO]
                                                      ------------
                                                        Aberdeen
                                                     Global Income
                                                       Fund, Inc.

                  [GRAPHIC OMITTED]
Invests primarily in global fixed-income securities

                                                     Annual Report
                                                   October 31, 2003

Letter to Shareholders

                                                               December 12, 2003

Dear Shareholder,

We present this Annual Report which covers the activities of Aberdeen Global Income Fund, Inc. (the "Fund") for the year ended October 31, 2003. The Fund's principal investment objective is to provide high current income by investing primarily in fixed-income securities denominated in Commonwealth Currencies, that is, the currencies of Australia, Canada, New Zealand and the United Kingdom. As a secondary investment objective, the Fund seeks capital appreciation, but only when consistent with its principal investment objective.

High Credit Quality: 74.6% of Securities Rated or Deemed Equivalent to AA/Aa or Better

The Fund's high credit quality has been maintained. Over 74.6% of assets are rated AA/Aa or better, or are considered to be of equivalent quality by Aberdeen Asset Managers (C.I.) Limited (the "Investment Manager"). An additional 11.5% is held in A rated securities.

Distributions

Cash distributions to common shareholders for the 12 months ended October 31, 2003 totaled 72 cents per share. Based on the share price of $13.62 on October 31, 2003, the cash distribution rate over the 12 months then ended was 5.3%. Since all distributions are paid after deducting applicable withholding taxes, the effective distribution rate may be higher for those U.S. investors who are able to claim a tax credit.

On December 15, 2003 the Board of Directors declared a monthly distribution of 6 cents per share payable on January 9, 2004, to all shareholders of record as of December 31, 2003.

The Board's policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital. It is the Board's intention that the monthly distribution of 6 cents per share be maintained for 12 months, beginning with the July 2003 distribution payment. This policy is subject to regular review at the Board's quarterly meetings, unless market conditions require an earlier evaluation. The next review is scheduled to take place in March 2004.


                                             Aberdeen Global Income Fund, Inc. 1

Net Asset Value Performance: 8.0% Per Annum Return Since Inception

The Fund's total return based on Net Asset Value ("NAV") was 26.7% over the twelve months ended October 31, 2003 and 8.0% per annum since inception, assuming the reinvestment of distributions.

Share Price Performance

The Fund's share price rose 45.7% over the year, from $9.35 on October 31, 2002 to $13.62 on October 31, 2003. The Fund's share price on October 31, 2003 represented a premium of 9.6% to the NAV per share of $12.43 on that date, compared with the discount to NAV of 10.6% on October 31, 2002.

Global Debt Securities: 13.9% of Total Assets Invested in Global Debt Securities

The Fund may invest up to 35% of its total assets in Global Debt Securities. The term "Global Debt Securities" includes securities of issuers located in, or securities denominated in the currency of, countries other than Australia, Canada, New Zealand or the United Kingdom. As of October 31, 2003, 13.9% of the Fund's total assets were held in Global Debt Securities. This included 3.3% in Asian debt securities. At October 31, 2003, 1.7% of the Fund's total assets were invested in Eastern Europe, 4.3% in Latin America and 4.6% in Western Europe.


2 Aberdeen Global Income Fund, Inc.

Letter to Shareholders (concluded)

In an effort to provide more timely information to shareholders, the market review and outlook will now be published separately. For information about the Fund, including a market review and outlook, weekly updates of share price, NAV, and details of recent distributions, contact Aberdeen Asset Management by:

o     calling toll free on 1-800-522-5465 or 1-212-968-8800 in the United
      States,

o     emailing to InvestorRelations@aberdeen-asset.com, or

o     visiting the website at www.aberdeen-asset.us

For information about the Aberdeen group, visit the Aberdeen website at www.aberdeen-asset.com.

Yours sincerely,


/s/ Martin J. Gilbert

Martin J. Gilbert
Chairman

             All amounts are U.S. dollars unless otherwise stated.


                                             Aberdeen Global Income Fund, Inc. 3

--------------------------------------------------------------------------------
Your Board's policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax accounting rules, the amount of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund's fiscal year, October 31. However, under the U.S. Investment Company Act of 1940, the Fund is required to indicate the source of each distribution to shareholders. This estimated distribution composition may vary from month to month because it may be materially impacted by future realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.

The distributions for the fiscal year ended October 31, 2003 were comprised of 60% net investment income and 40% return of paid-in-capital.

In January 2004, a Form 1099 DIV will be sent to shareholders, which will state the amount and composition of distributions and provide information with respect to their appropriate tax treatment.
--------------------------------------------------------------------------------


4 Aberdeen Global Income Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan

We invite you to participate in the Fund's Dividend Reinvestment and Cash Purchase Plan ("the Plan"), which allows you to automatically reinvest your distributions in shares of the Fund's common stock at favorable commission rates. Distributions made under the Plan are taxable to the same extent as are cash distributions. The Plan also enables you to make additional cash investments in shares of at least $100 per month. Under this arrangement EquiServe Trust Company N.A. (the "Plan Agent") will purchase shares for you on the stock exchange or otherwise on the open market on or about the 15th of each month. As a participant in the Plan you will have the convenience of:

Automatic reinvestment -- the Plan Agent will automatically reinvest your distributions, allowing you to gradually grow your holdings in the Fund;

Lower costs -- shares purchased on your behalf under the Plan will be at reduced brokerage rates. Brokerage on share purchases is currently 2 cents per share;

Convenience -- the Plan Agent will hold your shares in non-certificated form and will provide a detailed record of your holdings at the end of each distribution period.

To request a brochure containing information on the Plan, together with an authorization form, please contact the Plan Agent, EquiServe Trust Company N.A., P.O. Box 43011, Providence, RI 02490-3011 or call toll free on 1-800-426-5523.


                                             Aberdeen Global Income Fund, Inc. 5

Report of the Investment Manager

Share Price Performance

On October 31, 2003, the Fund's share price was $13.62, which represented a premium of 9.6% to the NAV of $12.43. At the date of this report, the share price was $14.60 representing a premium of 12.4% to the NAV of $12.99.

A line graph depicting the Net Asset Value vs Share Price. The values are from April 1992 through October 2003

                           Apr-92      Oct-92     Apr-93      Oct-93      Apr-94     Oct-94      Apr-95      Oct-95     Apr-96
Aberdeen Global
Income Fund NAV            $13.99      $13.00     $13.55      $13.42      $12.45     $12.08      $12.36      $13.13     $13.01

                           Oct-96      Apr-97     Oct-97      Apr-98      Oct-98     Apr-99      Oct-99      Apr-00     Oct-00
Aberdeen Global
Income Fund NAV            $14.32      $13.72     $13.94      $13.40      $13.07     $13.30      $12.14      $11.36     $10.20

                           Apr-01      Oct-01     Apr-02      Oct-02      Apr-03     Oct-03
Aberdeen Global
Income Fund NAV            $9.86       $9.99      $9.68       $10.46      $11.55     $12.43

                           Apr-92      Oct-92     Apr-93      Oct-93      Apr-94     Oct-94      Apr-95      Oct-95     Apr-96
Aberdeen Global
Income Fund
Share Price                $14.75      $13.50     $13.25      $12.63      $11.38     $10.38      $10.38      $11.38     $11.00

                           Oct-96      Apr-97     Oct-97      Apr-98      Oct-98     Apr-99      Oct-99      Apr-00     Oct-00
Aberdeen Global
Income Fund
Share Price                $11.88      $11.63     $12.44      $11.19      $10.81     $10.56      $10.38      $9.19      $8.88

                           Apr-01      Oct-01     Apr-02      Oct-02      Apr-03     Oct-03
Aberdeen Global
Income Fund
Share Price                $8.84       $9.00      $8.88       $9.35       $10.79     $13.62


6 Aberdeen Global Income Fund, Inc.

Auction Market Preferred Stock (AMPS)

The Fund's $30 million of AMPS continued to be well bid at the weekly auctions. The average dividend rate paid was 1.20% over the quarter ended October 31, 2003, compared with 1.04% for 30-day U.S. commercial paper over the same period. These rates were relatively steady over the period as the U.S. Federal Reserve kept monetary policy on hold at historically low levels. The rates paid to preferred shareholders have remained constant since October 31, 2003 at a level of 1.20% as of the date of this report. Over the past year, the impact of AMPS on the Fund has been positive, as the key currencies of the Fund -- the Australian dollar, British pound, New Zealand dollar and Canadian dollar -- all rose strongly against the U.S. dollar. Most key Asian currencies followed a similar trend, with the Korean won, Thai baht, Singapore dollar and Indonesian rupiah all rising over the twelve months. In addition, the fact that U.S. interest rates have remained at historic lows has meant that the differential between AMPS funding rates and the yields at which the Fund invests remains positive.

On September 16, 2002, the Fund entered into a two-year interest rate swap agreement in order to hedge one-third of the Fund's outstanding issue of AMPS. Under the original terms of the agreement, the Fund received a floating rate of interest (one month USD-LIBOR BBA rate) based on a notional amount of $10,000,000 and paid interest at a fixed rate of 2.46%. The fixed rate interest payment was re-priced to 2.10% on October 1, 2002, to 1.7175% on December 24, 2002 and then to 1.37% on February 18, 2003.


                                             Aberdeen Global Income Fund, Inc. 7

Report of the Investment Manager (concluded)

The Board of Directors subsequently resolved to amend the Fund's policies with respect to derivatives to increase the percentage of the Fund's AMPS which may be hedged pursuant to interest rate swaps from up to one-third to up to 100% of the AMPS. Effective October 30, 2003, the Fund terminated the interest rate swap agreement referred to above, and entered into a new interest rate swap agreement. The new agreement is based on an aggregate notional amount of $24,000,000, representing 80% of the total AMPS outstanding. Under the terms of the new agreement, the Fund receives a floating rate of interest (one month USD-LIBOR BBA rate), and pays fixed rates of interest for the terms and based upon the notional amounts set forth below:

================================================================================
                                                       Amount         Fixed Rate
Term                                               (in $ million)    Payable (%)
--------------------------------------------------------------------------------
5 years                                                  7.2            3.54
4 years                                                  7.2            3.16
3 years                                                  4.8            2.69
2 years                                                  4.8            2.1025
================================================================================

A significant type of risk associated with interest rate swaps is the risk that the counterparty may default or file for bankruptcy, in which case the Fund would bear the risk of loss of the amount expected to be received under the swap agreement. There can be no assurance that the Fund will have an interest rate swap in place at any given time nor can there be any assurance that, if an interest rate swap is in place, it will be successful in hedging the Fund's interest rate risk with respect to the AMPS. The implementation of this strategy is at the discretion of the AMPS Pricing Committee of the Board of Directors.


8 Aberdeen Global Income Fund, Inc.

Portfolio Composition

Geographic Composition

The table below shows the geographic composition of the Fund's total investments as of October 31, 2003, compared with the previous quarter and twelve months:

                  TABLE 1: ABERDEEN GLOBAL INCOME FUND, INC.--
                          GEOGRAPHIC ASSET ALLOCATION

================================================================================
                             October 31, 2003   July 31, 2003   October 31, 2002
                                    %                 %                 %
--------------------------------------------------------------------------------
Australia                          24.5              23.6              21.7
Canada                             17.1              17.3              17.4
New Zealand                        12.1              12.3              12.1
United Kingdom                     27.9              28.3              33.1
United States*                      4.5               6.0               3.9
Asia                                3.3               4.7               7.7
Eastern Europe                      1.7               0.9               1.7
Latin America                       4.3               2.5               1.5
Western Europe                      4.6               4.4               0.9
--------------------------------------------------------------------------------
Total Portfolio                   100.0             100.0             100.0
================================================================================
* It is the policy of the Investment Manager to maintain a portion of the Fund's investments in U.S. short-term securities to cover distributions and expenses.

A bar graph depicts the geographic composition of the Fund's total investments as of October 31, 2003, compared with the previous quarter and twelve months:

                             October 31, 2003    July 31, 2003  October 31, 2002
                                   %                 %                 %
Australia                         24.5              23.6              21.7
Canada                            17.1              17.3              17.4
New Zealand                       12.1              12.3              12.1
United Kingdom                    27.9              28.3              33.1
United States*                     4.5               6.0               3.9
Asia                               3.3               4.7               7.7
Eastern Europe                     1.7               0.9               1.7
Latin America                      4.3               2.5               1.5
Western Europe                     4.6               4.4               0.9


                                             Aberdeen Global Income Fund, Inc. 9

Currency Composition

The table below shows the currency composition of the Fund's total investments as of October 31, 2003, compared with the previous quarter and twelve months:

                  TABLE 2: ABERDEEN GLOBAL INCOME FUND, INC.--
                              CURRENCY ALLOCATION

================================================================================
                               October 31, 2003  July 31, 2003  October 31, 2002
                                      %               %               %
--------------------------------------------------------------------------------
Australian Dollar                    24.4            23.6            21.6
Canadian Dollar                      16.8            16.9            17.1
New Zealand Dollar                   15.0            15.1            13.4
British Pound                        26.8            27.2            32.1
United States Dollar*                12.9            11.6             9.5
Asian Currencies                      1.7             3.3             6.3
Eastern European Currencies            --              --              --
Latin American Currencies              --              --              --
Western European Currencies           2.4             2.3              --
--------------------------------------------------------------------------------
Total Portfolio                     100.0           100.0           100.0
================================================================================
*     Includes Yankee bond investments.

Maturity Composition

As of October 31, 2003, the average maturity of the Fund's assets was 7.2 years, compared with 8.7 years on October 31, 2002. The table below shows the maturity composition of the Fund's investments as of October 31, 2003:

                  TABLE 3: ABERDEEN GLOBAL INCOME FUND, INC.--
                               MATURITY ANALYSIS

============================================================================================
                            Less than 1 year   1 to 5 years    5 to 10 years   Over 10 years
                                    %               %                %               %
--------------------------------------------------------------------------------------------
Australia                          9.8            44.8             42.9             2.5
Canada                            19.3            24.6              7.9            48.2
New Zealand                        4.8            66.7             28.5              --
United Kingdom                    26.7            31.1             10.5            31.7
United States                     63.9             7.4             28.7              --
Asia                                --            47.9             51.0             1.1
Eastern Europe                      --             100               --              --
Latin America                       --              --             39.1            60.9
Western Europe                      --            57.8             42.2              --
--------------------------------------------------------------------------------------------
Total Portfolio                   16.3            38.5             24.5            20.7
============================================================================================


10 Aberdeen Global Income Fund, Inc.

Sectoral Composition

The table below shows the sectoral composition of the Fund's total investments as of October 31, 2003:

                  TABLE 4: ABERDEEN GLOBAL INCOME FUND, INC.--
                              SECTORAL COMPOSITION

==========================================================================================
                       Sovereign    Provincial/    Utilities/
                         Gov't.        State     Supranational    Corporate      Cash or
                         Bonds         Bonds         Bonds          Bonds       Equivalent
                           %             %             %              %             %
------------------------------------------------------------------------------------------
Australia                 7.0          11.7           1.0            2.5           2.3
Canada                    7.5           6.7            --            0.6           2.5
New Zealand               2.1            --           1.7            7.7           0.6
United Kingdom           16.9            --           1.9            3.9           5.2
United States              --            --            --            1.3           3.1
Asia                      1.9            --            --            1.4            --
Eastern Europe            0.7            --            --            1.0            --
Latin America             3.5            --            --            0.8            --
Western Europe             --            --            --            4.5            --
------------------------------------------------------------------------------------------
Total Portfolio          39.6          18.4           4.6           23.7          13.7
==========================================================================================

A bar graph depicts the sectoral composition of the Fund's total investments as of October 31, 2003:

                       Sovereign    Provincial/    Utilities/
                         Gov't.        State      Supranational   Corporate      Cash or
                         Bonds         Bonds          Bonds         Bonds       Equivalent
                           %             %              %             %              %
Australia                 7.0          11.7            1.0           2.5            2.3
Canada                    7.5           6.7             --           0.6            2.5
New Zealand               2.1            --            1.7           7.7            0.6
United Kingdom           16.9            --            1.9           3.9            5.2
United States              --            --             --           1.3            3.1
Asia                      1.9            --             --           1.4             --
Eastern Europe            0.7            --             --           1.0             --
Latin America             3.5            --             --           0.8             --
Western Europe             --            --             --           4.5             --


                                            Aberdeen Global Income Fund, Inc. 11

Portfolio Composition (concluded)

Quality of Investments

As at October 31, 2003, 74.6% of the Fund's assets were invested in securities where either the issue or the issuer was rated at least "AA" by Standard & Poor's Corporation or "Aa" by Moody's Investors Service, Inc. or, if unrated, were judged to be of equivalent quality by the Investment Manager. The table below shows the asset quality of the Fund's portfolio as of October 31, 2003:

                  TABLE 5: ABERDEEN GLOBAL INCOME FUND, INC.--
                                  ASSET QUALITY

========================================================================================
                       AAA/Aaa      AA/Aa         A        BBB/Baa      BB/Ba*        B*
                          %           %           %           %           %           %
----------------------------------------------------------------------------------------
Australia               91.6         7.7         0.7          --          --          --
Canada                  55.5        20.6        23.9          --          --          --
New Zealand             54.3        16.7        17.8        11.2          --          --
United Kingdom          79.3         8.4        11.7          --         0.6          --
United States           70.4          --          --         6.0        17.6         6.0
Asia                      --          --        44.4        20.4        35.2          --
Eastern Europe            --          --          --          --          --       100.0
Latin America             --          --          --        17.6        14.6        67.8
Western Europe            --          --          --          --        69.7        30.3
----------------------------------------------------------------------------------------
Total Portfolio         64.6        10.0        11.5         3.2         4.7         6.0
========================================================================================

*     Below investment grade.


12 Aberdeen Global Income Fund, Inc.

Summary of Key Rates

The following table summarizes the movements of key interest rates and currencies over the last three and twelve month periods.

===============================================================================
                            October 31, 2003   July 31, 2003   October 31, 2002
-------------------------------------------------------------------------------

Australia
90 day bank bills                5.03%             4.76%            4.88%
10 year bonds                     5.76             5.43%            5.57%
Australian Dollar               $ 0.71            $ 0.65           $ 0.55

Canada
90 day bank bills                2.67%             2.92%            2.72%
10 year bonds                    4.85%             4.84%            5.04%
Canadian Dollar                 $ 0.76            $ 0.71           $ 0.64

New Zealand
90 day bank bills                5.23%             5.08%            5.91%
10 year bonds                    6.17%             5.73%            6.32%
New Zealand Dollar              $ 0.61            $ 0.58           $ 0.49

United Kingdom
90 day bank bills                3.84%             3.32%            3.80%
10 year bonds                    5.01%             4.52%            4.56%
British Pound                   $ 1.70            $ 1.61           $ 1.56

South Korea
90 day T-Bills                   3.96%             3.93%            4.78%
10 year bonds                    5.10%             5.24%            5.99%
South Korean Won*           W--1183.50        W--1180.50       W--1218.50

Thailand
90 day deposits                  1.00%             1.00%            1.75%
10 year bonds                    4.22%             2.90%            3.79%
Thai Baht*                    B--41.98          B--41.98         B--43.28

Philippines
90 day T-Bills                   6.00%             5.83%            5.80%
10 year bonds                   10.99%            11.26%           12.65%
Philippines Peso*             P--55.32          P--54.73         P--53.13

Malaysia
90 day T-Bills                   2.73%             2.81%            2.71%
10 year bonds                    4.43%             3.92%            3.79%
Malaysian Ringgit*             R--3.80           R--3.80          R--3.80

Singapore
90 day T-Bills                   0.76%             0.63%            0.95%
10 year bonds                    3.95%             3.07%            3.04%
Singapore Dollar*               S$1.74            S$1.76           S$1.77

U.S.$ Yankee Bonds**
South Korea                      3.86%             4.00%            4.10%
Malaysia                         4.15%             4.30%            4.97%
Philippines                      6.49%             6.78%            7.71%
===============================================================================
* These currencies are quoted Asian currency per U.S. dollar. The Australian, Canadian and New Zealand dollars and the British pound are quoted U.S. dollars per currency.
**    Sovereign issues.

      Aberdeen Asset Managers (C.I.) Limited

      December 2003


                                            Aberdeen Global Income Fund, Inc. 13

Portfolio of Investments

As of October 31, 2003

Principal
Amount
Local                                                            Moody's        S&P
Currency (a)                                                     Rating       Rating       Value
(000)                     Description                          (unaudited)  (unaudited)    (US$)
---------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--108.2%
AUSTRALIA--28.0%
Government Bonds--7.7%
A$
         Commonwealth of Australia,
2,600    6.75%, 11/15/06 .......................................   Aaa          AAA       1,905,091
1,750    10.00%, 10/15/07 ......................................   NA           AAA       1,430,870
2,000    8.75%, 8/15/08 ........................................   Aaa          AAA       1,598,767
2,500    7.50%, 9/15/09 ........................................   Aaa          AAA       1,928,908
  500    5.75%, 6/15/11 ........................................   Aaa          AAA         354,535
  350    6.50%, 5/15/13 ........................................   Aaa          NA          261,199
         Federal National Mortgage Association, Series EMTN,
2,000    6.375%, 8/15/07 (USA) .................................   Aaa          NA        1,436,739
                                                                                        -----------
         Total Australian government bonds (cost US$7,642,496) .                          8,916,109
                                                                                        -----------
Semi-Government Bonds--14.8%
New South Wales--3.7%
         New South Wales Treasury Corporation,
1,000    7.00%, 4/01/04 ........................................   NR           AAA         714,667
4,700    7.00%, 12/01/10 .......................................   NR           AAA       3,516,239
                                                                                        -----------
                                                                                          4,230,906
                                                                                        -----------
Queensland--4.3%
         Queensland Treasury Corporation,
1,000    8.00%, 9/14/07 (Global) ...............................   Aaa          AAA         764,072
2,000    6.00%, 6/14/11 ........................................   Aaa          AAA       1,425,334
2,700    6.00%, 8/14/13 ........................................   Aaa          AAA       1,916,977
1,250    6.00%, 6/14/21 ........................................   NR           AAA         885,916
                                                                                        -----------
                                                                                          4,992,299
                                                                                        -----------
Victoria--1.7%
         Treasury Corporation of Victoria,
1,000    9.00%, 6/27/05 ........................................   Aaa          AAA         747,085
1,500    10.25%, 11/15/06 ......................................   NR           AAA       1,197,576
                                                                                        -----------
                                                                                          1,944,661
                                                                                        -----------
Western Australia--5.1%
         Western Australia Treasury Corporation,
4,500    8.00%, 10/15/07 .......................................   Aaa          AAA       3,438,789
2,950    8.00%, 6/15/13 ........................................   Aaa          AAA       2,402,568
                                                                                        -----------
                                                                                          5,841,357
                                                                                        -----------
         Total Australian semi-government bonds
         (cost US$14,926,212) ..................................                         17,009,223
                                                                                        -----------


14 Aberdeen Global Income Fund, Inc.

As of October 31, 2003

Principal
Amount
Local                                                            Moody's       S&P
Currency (a)                                                     Rating       Rating       Value
(000)                     Description                          (unaudited)  (unaudited)    (US$)
---------------------------------------------------------------------------------------------------
AUSTRALIA (concluded)

Supranational--2.4%
A$
         Eurofima,
3,500    9.875%, 1/17/07. .....................................    Aaa          AAA       2,768,328
                                                                                        -----------
         Total Australian dollar supranational bonds
         (cost US$2,031,062) ..................................                           2,768,328
                                                                                        -----------

Corporate Non-Banks--3.1%
         Brisbane Airport Corporation, Ltd.,
4,000    7.30%, 6/30/10 .......................................    Aaa          AAA       2,976,602
         GE Capital Australia,
  600    6.75%, 9/15/07 .......................................    Aaa          AAA         433,508
         GPT Management Ltd.,
  200    6.50%, 8/22/13 .......................................    NR           A+          138,854
                                                                                        -----------
         Total Australian corporate non-bank bonds
         (cost US$2,620,234) ..................................                           3,548,964
                                                                                        -----------
         Total Australian long-term investments
         (cost US$27,220,004) .................................                          32,242,624
                                                                                        -----------
CANADA--16.9%
Government Bonds--8.9%
C$
         Canadian Government,
2,500    7.25%, 6/01/07 .......................................    NR           AAA       2,116,156
3,000    10.25%, 3/15/14 ......................................    Aaa          AAA       3,258,245
2,000    8.00%, 6/01/23 .......................................    Aaa          AAA       2,004,067
2,000    9.00%, 6/01/25 .......................................    NR           AAA       2,209,582
         Canada (Cayman),
  750    7.25%, 6/01/08 .......................................    Aaa          NR          632,689
                                                                                        -----------
         Total Canadian government bonds (cost US$8,847,044) ..                          10,220,739
                                                                                        -----------

Semi-Government Bonds--7.3%
British Columbia--1.7%
         Province of British Columbia,
2,000    9.50%, 1/09/12 .......................................    Aa2          AA-       1,977,573
                                                                                        -----------
New Brunswick--1.6%
         Province of New Brunswick,
2,000    7.75%, 1/13/14 .......................................    A1           NR        1,808,989
                                                                                        -----------
Ontario--0.4%
         Ontario Hydro,
  500    8.50%, 5/26/25 .......................................    Aa2          AA          507,287
                                                                                        -----------


                                            Aberdeen Global Income Fund, Inc. 15

As of October 31, 2003

Principal
Amount
Local                                                            Moody's       S&P
Currency (a)                                                     Rating       Rating       Value
(000)                     Description                          (unaudited)  (unaudited)    (US$)
---------------------------------------------------------------------------------------------------
CANADA (concluded)
Semi-Government Bonds (concluded)
Quebec--3.6%
C$
         Quebec Hydro,
1,500    7.00%, 6/01/04 .......................................    A1           A+        1,165,706
1,000    3.088%, 1/28/05 (b) ..................................    A1           A+          759,303
2,000    9.625%, 7/15/22 ......................................    A1           A+        2,196,451
                                                                                        -----------
                                                                                          4,121,460
                                                                                        -----------
         Total Canadian semi-government bonds
         (cost US$7,368,873) ..................................                           8,415,309
                                                                                        -----------
Banking and Finance--0.7%
         Credit Local de France,
1,000    6.75%, 3/21/06 .......................................    Aa2          AA          809,942
                                                                                        -----------
         Total Canadian banking and finance bonds
         (cost US$716,503) ....................................                             809,942
                                                                                        -----------
         Total Canadian long-term investments
         (cost US$16,932,420) .................................                          19,445,990
                                                                                        -----------
EUROPEAN UNION--3.0%
EUR
Germany--0.7%
Corporate Non-Banks--0.7%
         Kronos International Inc.,
  310    8.875%, 6/30/09 ......................................    B2           BB-         372,988
         Messer Griesheim Holdings AG,
  310    10.375%, 6/01/11 .....................................    B1           B+          415,332
                                                                                        -----------
                                                                                            788,320
                                                                                        -----------
France--0.2%
Corporate Non-Bank--0.2%
         Remy Cointreau SA,
  150    6.50%, 7/01/10 .......................................    Ba2          BB          177,863
                                                                                        -----------
Ireland--0.3%
Corporate Non-Bank--0.3%
         Valentia Telecommunications LTD,
  300    7.25%, 8/15/13 .......................................    Ba3          BB+         366,188
                                                                                        -----------
Luxembourg--0.5%
Corporate Non-Banks--0.5%
         Rhiag SA,
  310    10.75%, 6/05/07 ......................................    B2           B+          378,394
         Safilo Capital International SA,
  150    9.625%, 5/15/13 ......................................    B3           B           160,425
                                                                                        -----------
                                                                                            538,819
                                                                                        -----------


16 Aberdeen Global Income Fund, Inc.

As of October 31, 2003

Principal
Amount
Local                                                             Moody's        S&P
Currency (a)                                                      Rating       Rating      Value
(000)                     Description                           (unaudited)  (unaudited)   (US$)
---------------------------------------------------------------------------------------------------
EUROPEAN UNION (concluded)
Netherlands--0.3%
EUR
Corporate Non-Bank--0.3%
         Carmeuse Lime BV,
  300    10.75%, 7/15/12 ......................................    Ba3          B+          385,369
                                                                                        -----------
United States--1.0%
Corporate Non-Banks--1.0%
         Dana Corporation,
  300    9.00%, 8/15/11 .......................................    Ba3          BB          376,650
         Lear Corporation
  310    8.125%, 4/01/08 ......................................    Ba1          BBB-        400,016
         TRW Automotive Inc.,
  300    10.125%, 2/15/13 .....................................    B1           B+          390,600
                                                                                        -----------
                                                                                          1,167,266
                                                                                        -----------
         Total European Union long-term investments
         (cost US$3,327,051) ..................................                           3,423,825
                                                                                        -----------
NEW ZEALAND--18.9%
Government Bonds--3.3%
NZ$
         Canadian Government,
1,000    6.625%, 10/03/07 (Canada) ............................    Aaa          AAA         622,875
         New Zealand Government,
5,000    6.50%, 4/15/13 .......................................    Aaa          AAA       3,138,435
                                                                                        -----------
         Total New Zealand government bonds
         (cost US$2,999,121) ..................................                           3,761,310
                                                                                        -----------

Semi-Government Bonds--1.0%
         Province of Ontario,
2,000    5.75%, 3/03/08 (Canada) ..............................    Aa2          AA        1,198,177
                                                                                        -----------
         Total New Zealand semi-government bonds
         (cost US$1,109,499) ..................................                           1,198,177
                                                                                        -----------


                                            Aberdeen Global Income Fund, Inc. 17

As of October 31, 2003

Principal
Amount
Local                                                            Moody's       S&P
Currency (a)                                                     Rating       Rating       Value
(000)                     Description                          (unaudited)  (unaudited)    (US$)
---------------------------------------------------------------------------------------------------
NEW ZEALAND (concluded)
Banking and Finance--10.3%
NZ$
         Bayerische Hypo- und Vereinsbank AG,
2,000    7.00%, 9/14/05 (Denmark) .............................    A3           A-        1,223,083
         Commerzbank AG,
3,500    8.00%, 2/07/05 (Denmark) .............................    A2           A-        2,201,814
         Dexia Municipal Agency
3,000    7.00%, 11/26/07 (France) .............................    Aaa          AAA       1,902,184
         GMAC INTL Finance BV,
3,500    8.00%, 3/14/07 (Netherlands) .........................    A3           BBB       2,132,406
         Landesbank Baden-Wuerttemberg,
4,200    5.25%, 1/06/05 (Denmark) .............................    Aaa          AAA       2,563,492
         Transpower Finance Ltd.,
  500    8.00%, 6/15/05 .......................................    Aa2          AA          315,743
         WestPac Trust Securities
2,500    6.00%, 4/28/04 (United Kingdom) ......................    Aa3          AA-       1,538,410
                                                                                        -----------
         Total New Zealand banking and finance bonds
         (cost US$8,917,029) ..................................                          11,877,132
                                                                                        -----------
Corporate Non-Banks--0.9%
         Housing New Zealand,
1,500    8.00%, 11/15/06 ......................................    Aaa          AA-         968,131
                                                                                        -----------
         Total New Zealand corporate non-bank bonds
         (cost US$750,832) ....................................                             968,131
                                                                                        -----------
Supranational--3.4%
         European Investment Bank,
2,300    7.00%, 12/17/07 ......................................    Aaa          AAA       1,439,849
         International Finance Corp,
4,000    6.75%, 7/15/09 .......................................    Aaa          AAA       2,498,557
                                                                                        -----------
         Total New Zealand dollar denominated supranational bonds
         (cost US$3,545,758) ..................................                           3,938,406
                                                                                        -----------
         Total New Zealand long-term investments
         (cost US$17,322,239) .................................                          21,743,156
                                                                                        -----------
PHILIPPINES--0.1%
Government Bonds--0.1%
PHP
         Philippine Government,
7,000    16.50%, 2/25/09 ......................................    Baa3         BBB         158,170
                                                                                        -----------
         Total Philippine long-term investments
         (cost US$199,399) ....................................                             158,170
                                                                                        -----------


18 Aberdeen Global Income Fund, Inc.

As of October 31, 2003

Principal
Amount
Local                                                            Moody's        S&P
Currency (a)                                                     Rating       Rating       Value
(000)                     Description                          (unaudited)  (unaudited)    (US$)
---------------------------------------------------------------------------------------------------
SOUTH KOREA--1.6%
Government Bonds--1.6%
US$
         EMBARC Ltd. Linked Note Series 1-14,
2,100    4.633%, 10/11/07 (b)(c) ..............................    NR           NR        1,845,543
                                                                                        -----------
         Total Korean long-term investments
         (cost US$1,847,953) ..................................                           1,845,543
                                                                                        -----------
THAILAND--0.4%
Government Bonds--0.4%
THB
         Thailand Government,
9,500    8.00%, 12/08/06 ......................................    Baa1         NR          281,002
4,000    5.375%, 11/30/11 .....................................    Baa1         NR          111,259
3,500    4.125%, 11/01/12 .....................................    Baa1         NR           88,948
                                                                                        -----------
         Total Thailand long-term investments
         (cost US$428,802) ....................................                             481,209
                                                                                        -----------
UNITED KINGDOM--27.1%
Government Bonds--21.3%
(pound)
         United Kingdom Treasury,
  500    5.00%, 6/07/04 .......................................    Aaa          AAA         853,396
1,250    8.50%, 12/07/05 ......................................    Aaa          AAA       2,285,168
1,100    7.50%, 12/07/06 ......................................    Aaa          AAA       2,010,375
  500    5.75%, 12/07/09 ......................................    Aaa          AAA         882,328
1,500    8.00%, 9/27/13 .......................................    Aaa          AAA       3,131,463
  600    8.00%, 12/07/15 ......................................    Aaa          AAA       1,288,971
3,000    8.00%, 6/07/21 .......................................    Aaa          AAA       6,886,500
2,350    6.00%, 12/07/28 ......................................    NR           AAA       4,637,064
         Republic of Finland,
1,250    10.125%, 6/22/08 .....................................    Aaa          AAA       2,531,033
                                                                                        -----------
         Total United Kingdom government bonds
         (cost US$22,540,345) .................................                          24,506,298
                                                                                        -----------
Utilities--2.3%
         British Gas PLC,
1,400    8.875%, 7/08/08 ......................................    A2           A         2,683,024
                                                                                        -----------
         Total United Kingdom utility bonds
         (cost US$2,180,194) ..................................                           2,683,024
                                                                                        -----------


                                            Aberdeen Global Income Fund, Inc. 19

As of October 31, 2003

Principal
Amount
Local                                                            Moody's       S&P
Currency (a)                                                     Rating       Rating       Value
(000)                     Description                          (unaudited)  (unaudited)    (US$)
---------------------------------------------------------------------------------------------------
UNITED KINGDOM (concluded)
Banking and Finance--3.3%
(pound)
         Barclays Bank PLC,
1,000    9.875%, 5/29/49 ......................................    Aa2          A+        1,983,638
         Lloyds Bank PLC,
  500    7.375%, 3/11/04 ......................................    Aa1          AA-         856,477
         Prudential Finance B.V.,
  500    9.375%, 6/04/07 ......................................    NR           AA-         953,369
                                                                                        -----------
         Total United Kingdom banking and finance bonds
         (cost US$3,128,574) ..................................                           3,793,484
                                                                                        -----------
Corporate Non-Banks--0.2%
         Big Food Group PLC,
  150    9.75%, 6/30/12 .......................................    B1           B+          259,633
                                                                                        -----------
         Total United Kingdom corporate non-bank bonds
         (cost US$227,554) ....................................                             259,633
                                                                                        -----------
         Total United Kingdom long-term investments
         (cost US$28,076,667) .................................                          31,242,439
                                                                                        -----------
UNITED STATES--12.2%
Corporate Non-Banks--0.7%
(pound)
         American Standard Inc.,
  221    8.25%, 6/01/09 .......................................    Ba2          BB+         401,277
         Constellation Brands Inc.,
  200    8.50%, 11/15/09 ......................................    Ba2          BB          361,450
                                                                                        -----------
         Total United States corporate non-banks
         (cost US$735,209) ....................................                             762,727
                                                                                        -----------
Yankee Bonds--11.5%
Australia--0.1%
Corporate Non-Banks--0.1%
US$
         Cable & Wireless Optus Finance,
  100    8.00%, 6/22/10 .......................................    A2           A+          113,938
                                                                                        -----------
Brazil--1.6%
Government--1.6%
         Federal Republic of Brazil
  400    10.00%, 8/07/11 ......................................    B2           B+          408,500
1,500    11.00%, 8/17/40 ......................................    B2           B+        1,458,000
                                                                                        -----------
                                                                                          1,866,500
                                                                                        -----------


20 Aberdeen Global Income Fund, Inc.

As of October 31, 2003

Principal
Amount
Local                                                            Moody's        S&P
Currency (a)                                                     Rating        Rating      Value
(000)                     Description                          (unaudited)   (unaudited)   (US$)
---------------------------------------------------------------------------------------------------
UNITED STATES (continued)
Yankee Bonds (continued)
US$
China--0.3%
Banking and Finance--0.1%
         CITIC Ka Wah Bank,
   50    9.125%, 5/31/12 ......................................    Baa3         NR           55,500
                                                                                        -----------
Corporate Non-Bank--0.2%
         PCCW-HKTC Capital Ltd.,
  200    7.75%, 11/15/11 ......................................    Baa2         BBB         228,500
                                                                                        -----------
Utilities--0.0%
         CNOOC Finance Ltd.,
   50    6.375%, 3/08/12 ......................................    A2           BBB          54,652
                                                                                        -----------
                                                                                            338,652
                                                                                        -----------
Colombia--0.8%
Government--0.8%
         Republic of Colombia,
  831    9.75%, 4/09/11 .......................................    Ba2          BB+         920,436
                                                                                        -----------
Malaysia--0.1%
Utilities--0.1%
         Petronas Capital Ltd.,
  100    7.00%, 5/22/12 .......................................    Baa1         A-          111,550
                                                                                        -----------
Mexico--1.0%
Government--1.0%
         United Mexican States,
1,000    8.30%, 8/15/31 .......................................    Baa2         BBB-      1,105,000
                                                                                        -----------
Netherlands--1.8%
Banking and Finance--1.8%
         Kazkommerts INTL BV,
1,000    10.125%, 5/08/07 .....................................    Baa3         BB-       1,094,000
         Turanalem Finance BV,
1,000    10.00%, 5/29/07 ......................................    Baa3         BB-       1,065,000
                                                                                        -----------
                                                                                          2,159,000
                                                                                        -----------
Philippines--1.4%
Government--0.1%
         Republic of Philippines,
   50    8.375%, 3/12/09 ......................................    Ba1          BB           52,103
   50    9.375%, 1/18/17 ......................................    Ba1          BB           53,184
                                                                                        -----------
                                                                                            105,287
                                                                                        -----------
Utilities--1.3%
         Philippine Long Distance Telephone Company
1,400    11.375%, 5/15/12 .....................................    Ba3          BB        1,551,689
                                                                                        -----------
                                                                                          1,656,976
                                                                                        -----------


                                            Aberdeen Global Income Fund, Inc. 21

As of October 31, 2003

Principal
Amount
Local                                                            Moody's        S&P
Currency (a)                                                     Rating       Rating       Value
(000)                     Description                          (unaudited)  (unaudited)    (US$)
---------------------------------------------------------------------------------------------------
UNITED STATES (concluded)
Yankee Bonds (concluded)
US$
Russia--1.2%
Utilities--1.2%
         Tyumen Oil,
1,250    11.00%, 11/06/07 .....................................    Ba3          B+        1,409,375
                                                                                        -----------
South Korea--0.2%
Banking and Finance--0.2%
         Korea Development Bank
  200    5.25%, 11/16/06 ......................................    A3           A-          210,970
                                                                                        -----------
Ukraine--0.9%
Government--0.9%
         City of Kiev,
1,000    8.75%, 8/08/08 .......................................    B2           B         1,020,000
                                                                                        -----------
Uruguay--1.1%
Government--1.1%
         Republic of Uruguay,
1,600    7.50%, 3/15/15 .......................................    B3           B-        1,240,000
                                                                                        -----------
Venezuela--1.0%
Government--1.0%
         Republic of Venezuela,
1,200    10.75%, 9/19/13 ......................................    Caa1         B-        1,129,200
                                                                                        -----------
         Total United States yankee bonds (cost US$12,095,773)                           13,281,597
                                                                                        -----------
Total United States long-term investments
(cost US$12,830,982) ..........................................                          14,044,324
                                                                                        -----------
Total long-term investments (cost US$108,185,517) .............                         124,627,280
                                                                                        -----------


22 Aberdeen Global Income Fund, Inc.

Portfolio of Investments (concluded)

As of October 31, 2003

Principal
Amount
Local                                                            Moody's        S&P
Currency (a)                                                     Rating       Rating       Value
(000)                     Description                          (unaudited)  (unaudited)    (US$)
---------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--16.1%
Australia--2.4%
A$
         Banque Nationale de Paris Fixed Deposit,
3,899    4.50%, 11/03/03 (France)
         (cost US$2,766,542) ..................................    NR           NR        2,766,542
                                                                                        -----------
Canada--3.2%
C$
         State Street Bank and Trust Company Time Deposit,
4,890    2.00%, 11/05/03 (USA)
         (cost US$3,724,579) ..................................    NR           NR        3,710,026
                                                                                        -----------
New Zealand--0.8%
NZ$
         State Street Bank and Trust Company Fixed Deposit
1,564    4.25%, 11/05/03 (USA)
         (cost US$956,699) ....................................    NR           NR          960,999
                                                                                        -----------
United Kingdom--6.7%
(pound)
         State Street Bank and Trust Company Fixed Deposit
4,510    3.375%, 11/05/03 (USA)
         (cost US$7,671,281) ..................................    NR           NR        7,653,239
                                                                                        -----------
United States--3.0%
US$
3,491    Repurchase Agreement, State Street Bank and Trust
         Company, 0.95% dated 10/31/03, due 11/03/03 in the
         amount of $3,491,276 (collateralized by $2,450,000
         U.S. Treasury Notes, 8.75% due 5/15/20; value
         $3,567,494)
         (cost US$3,491,000) ..................................    NR           NR        3,491,000
                                                                                        -----------
Total short-term investments
(cost US$18,610,101) ..........................................                          18,581,806
                                                                                        -----------
---------------------------------------------------------------------------------------------------
Total Investments--124.3% (cost US$126,795,618)                                         143,209,086

Other assets in excess of liabilities--1.7%                                               1,973,768

Liquidation value of preferred stock--(26.0%)                                           (30,000,000)
---------------------------------------------------------------------------------------------------
Net Assets Applicable to Common Shareholders--100.0%                                   $115,182,854
===================================================================================================

NR--Not rated by Moody's or Standard & Poors.

(a) Portfolio securities are categorized according to their currency exposure. Where the country of issuer differs from the currency exposure, the country of issuer is denoted parenthetically.

      A$--Australian dollar
      C$--Canadian dollar
      EUR--Euro
      NZ$--New Zealand dollar
      PHP--Philippine peso
      THB--Thailand baht
      (pound)--British pound
      US$--United States dollar

(b) Coupon changes periodically upon a predetermined schedule. Stated interest rate in effect at October 31, 2003.

(c) Value of security is linked to the value of Government of Korea 5.77%, 10/09/07 and the movement of the South Korean Won.

See notes to financial statements.


                                            Aberdeen Global Income Fund, Inc. 23

Statement of Assets and Liabilities

October 31, 2003

Assets
Investments, at value (cost $126,795,618) .......................        $ 143,209,086
Foreign currency, at value (cost $412,203) ......................              416,266
Cash ............................................................            1,040,844
Interest receivable .............................................            3,081,564
Net unrealized appreciation on interest rate swaps ..............               67,064
Prepaid expenses ................................................               78,329
                                                                         -------------
   Total assets .................................................          147,893,153
                                                                         -------------
Liabilities
Payable for investments purchased ...............................            1,881,603
Dividends payable--common stock .................................              556,120
Investment management fee payable ...............................               90,303
Administration fee payable ......................................               27,785
Accrued expenses and other liabilities ..........................              154,488
                                                                         -------------
   Total liabilities ............................................            2,710,299
                                                                         -------------
Preferred stock
$.001 par value per share and $25,000 liquidation value per share           30,000,000
                                                                         -------------
Net Assets Applicable to Common Shareholders ....................        $ 115,182,854
                                                                         =============
Composition of Net Assets Applicable to Common Shareholders
Common Stock (par value $.001 per share) ........................        $       9,268
Paid-in capital in excess of par ................................          113,812,716
Accumulated investment loss .....................................           (2,839,755)
Accumulated net realized losses on investments transactions .....           (2,937,982)
Net unrealized appreciation on investments ......................            2,800,259
Accumulated net realized foreign exchange losses ................           (9,462,255)
Net unrealized foreign exchange gains ...........................           13,800,603
                                                                         -------------
Net Assets Applicable to Common Shareholders ....................        $ 115,182,854
                                                                         =============
Net asset value per common share based on (9,268,668 shares
   issued and outstanding) ......................................        $       12.43
                                                                         =============

See notes to financial statements.


24 Aberdeen Global Income Fund, Inc.

Statement of Operations

For the Year Ended October 31, 2003

Net Investment Income
Income
   Interest and discount earned (net of foreign withholding taxes of $134,384)        $  7,738,147
                                                                                      ------------
Expenses
   Investment management fee .................................................             896,836
   Legal fees and expenses ...................................................             277,899
   Administration fee ........................................................             275,949
   Reports to shareholders and proxy solicitation ............................             160,856
   Directors' fees and expenses ..............................................             158,994
   Custodian's fees and expenses .............................................             146,312
   Independent auditors' fees and expenses ...................................             140,178
   Rights offering expenses ..................................................             109,216
   Auction agent's fees and expenses .........................................              78,192
   Investor relations fees and expenses ......................................              69,906
   Insurance expense .........................................................              62,071
   Registration fees .........................................................              26,500
   Transfer agent's fees and expenses ........................................              19,539
   Miscellaneous .............................................................              52,862
                                                                                      ------------
     Total operating expenses ................................................           2,475,310
                                                                                      ------------
Net investment income ........................................................           5,262,837
                                                                                      ------------
Realized and Unrealized Gains (Losses) on Investments and
   Foreign Currencies
   Net realized gain on investment transactions ..............................             849,680
   Net realized loss on interest rate swaps ..................................            (130,058)
   Net realized foreign exchange gains .......................................           4,394,188
                                                                                      ------------
                                                                                         5,113,810
                                                                                      ------------
   Net change in unrealized appreciation/depreciation of investments .........            (453,680)
   Net change in unrealized foreign exchange gains/losses ....................          15,386,693
                                                                                      ------------
                                                                                        14,933,013
                                                                                      ------------
Net gain on investments and foreign currencies ...............................          20,046,823
                                                                                      ------------
Net increase in Net Assets from Operations ...................................          25,309,660
                                                                                      ------------
Dividends to Preferred Shareholders from
   Net Investment Income .....................................................            (435,504)
                                                                                      ------------
Net Increase in Net Assets Applicable to Common Shareholders
   Resulting from Operations .................................................        $ 24,874,156
                                                                                      ============

See notes to financial statements.


                                            Aberdeen Global Income Fund, Inc. 25

Statement of Cash Flows

For the Year Ended October 31, 2003

Increase (Decrease) in Cash (Including Foreign Currency)
Cash flows provided from (used for) operating activities
   Interest received (excluding discount and premium amortization
   of ($581,893)) ...............................................        $  7,947,946
   Operating expenses paid ......................................          (2,515,677)
   Purchases of short-term portfolio investments, net ...........          (3,323,265)
   Purchases of long-term portfolio investments .................         (35,299,409)
   Proceeds from sales of long-term portfolio investments .......          35,851,034
   Realized loss on interest rate swap transactions .............            (130,058)
   Other Assets .................................................             (36,062)
                                                                         ------------
     Net cash provided from operating activities ................           2,494,509
                                                                         ------------
Cash flows used for financing activities
   Dividends paid to common shareholders ........................          (6,671,612)
   Dividends paid to preferred shareholders .....................            (435,504)
                                                                         ------------
     Net cash used for financing activities .....................          (7,107,116)
                                                                         ------------
Effect of exchange rate on cash .................................             405,262
                                                                         ------------
Net decrease in cash ............................................          (4,207,345)
   Cash at beginning of year ....................................           5,664,455
                                                                         ------------
   Cash at end of year ..........................................        $  1,457,110
                                                                         ============
Reconciliation of Net Increase in Net Assets from Operations to
   Net Cash (Including Foreign Currency) Provided from
   Operating Activities
Net increase in net assets resulting from operations ............        $ 25,309,660
                                                                         ------------
   Increase in investments ......................................          (3,019,637)
   Net realized gains on investments ............................            (849,680)
   Net realized losses on swap transactions .....................             130,058
   Net realized foreign exchange gains ..........................          (4,394,188)
   Net change in unrealized appreciation/depreciation
     on investments .............................................             453,680
   Net change in unrealized foreign exchange gains/losses .......         (15,386,693)
   Increase in interest receivable ..............................            (372,094)
   Net decrease in other assets .................................              48,418
   Increase in payable for investments purchased ................             699,832
   Decrease in accrued expenses and other liabilities ...........            (124,847)
                                                                         ------------
   Total adjustments ............................................         (22,815,151)
                                                                         ------------
Net cash provided from operating activities .....................        $  2,494,509
                                                                         ============

See notes to financial statements.


26 Aberdeen Global Income Fund, Inc.

Statements of Changes in Net Assets

Applicable to Common Shareholders

                                                                             For the Year
                                                                          Ended October 31,
                                                                  -------------------------------
                                                                        2003             2002
-------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets Applicable to
   Common Shareholders
Operations
   Net investment income .....................................    $   5,262,837     $   4,814,723
   Net realized gains (losses) on investment transactions
     and swaps ...............................................          719,622           (95,694)
   Net realized foreign exchange gains (losses) ..............        4,394,188        (2,959,182)
   Net change in unrealized appreciation/depreciation
     of investments ..........................................         (453,680)       (1,002,482)
   Net change in unrealized foreign exchange gains/losses ....       15,386,693        11,114,486
                                                                  -------------     -------------
   Net Increase in Net Assets from Operations ................       25,309,660        11,871,851
                                                                  -------------     -------------
Dividends to preferred shareholders from net
   investment income .........................................         (435,504)         (604,200)
                                                                  -------------     -------------
Net Increase in Net Assets Applicable to
   Common Shareholders Resulting from Operations .............       24,874,156        11,267,651
                                                                  -------------     -------------
Dividends and distributions to common shareholders from
   Net investment income .....................................       (4,034,277)         (365,846)
   Tax return of capital .....................................       (2,637,483)       (6,490,454)
                                                                  -------------     -------------
Net decrease in net assets applicable to common shareholders
   resulting from dividends and distributions ................       (6,671,760)       (6,856,300)
                                                                  -------------     -------------
Common Stock Transactions
Reinvestment of dividends resulting in the issuance of
   2,459 shares of common stock ..............................           29,950                --
                                                                  -------------     -------------
Total increase in net assets applicable to common shareholders       18,232,346         4,411,351
Net Assets Applicable to Common Shareholders
Beginning of year ............................................       96,950,508        92,539,157
                                                                  -------------     -------------
End of year (including accumulated investment loss of
   ($2,839,755) and ($2,618,140), respectively) ..............    $ 115,182,854     $  96,950,508
                                                                  =============     =============

See notes to financial statements.


                                            Aberdeen Global Income Fund, Inc. 27

Financial Highlights

                                                                           For the Year Ended October 31,
                                                    -------------------------------------------------------------------------------
                                                        2003            2002(1)          2001            2000              1999
-----------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value per common share,
  beginning of year ............................    $      10.46     $       9.99    $      10.20    $      12.14      $      13.07
                                                    ------------     ------------    ------------    ------------      ------------
Net investment income ..........................            0.57             0.52            0.71            0.81              0.87
Net realized and unrealized gains (losses) on
  investments and foreign currencies ...........            2.17             0.76            0.07           (1.68)            (0.70)
Dividends to preferred shareholders:
  From net investment income ...................           (0.05)           (0.07)          (0.15)          (0.16)            (0.11)
  From net realized gains on
    investment transactions ....................              --               --              --           (0.04)            (0.04)
                                                    ------------     ------------    ------------    ------------      ------------
  Total from investment operations applicable to
    common shareholders ........................            2.69             1.21            0.63           (1.07)             0.02
                                                    ------------     ------------    ------------    ------------      ------------
Dividends and distributions to
  common shareholders:
  From net investment income ...................           (0.44)           (0.04)          (0.34)          (0.71)            (0.62)
  Tax return of capital ........................           (0.28)           (0.70)          (0.50)             --                --
  From net realized gains on
    investment transactions ....................              --               --              --           (0.16)            (0.33)
                                                    ------------     ------------    ------------    ------------      ------------
  Total dividends and distributions ............           (0.72)           (0.74)          (0.84)          (0.87)            (0.95)
                                                    ------------     ------------    ------------    ------------      ------------
Net asset value per common share,
  end of year ..................................    $      12.43     $      10.46    $       9.99    $      10.20      $      12.14
                                                    ============     ============    ============    ============      ============
Market value, end of year ......................    $      13.62     $       9.35    $       9.00    $      8.875      $     10.375
                                                    ============     ============    ============    ============      ============
Number of shares of common stock outstanding
  (000 omitted) ................................           9,268            9,266           9,266           9,266             9,266
Total investment return based on:(2)
  Market value .................................           55.30%           12.45%          11.20%          (6.11)%            4.89%
  Net asset value ..............................           26.70%           13.30%           7.40%          (7.78)%            1.53%
Ratio to Average Net Assets Applicable to
Common Shareholders(3)/Supplementary Data:
Net assets applicable to common shareholders,
  end of period (000 omitted) ..................    $    115,183     $     96,951    $     92,539    $     94,494      $    112,504
Average net assets applicable to common
  shareholders (000 omitted) ...................         107,415           92,148          93,987         105,657           119,257
Operating expenses .............................            2.30%            2.17%           2.11%           2.02%             1.95%
Net investment income(3) .......................            4.49%            4.57%           5.46%           5.39%             5.53%
Portfolio turnover .............................              31%              39%             17%             29%               40%
Senior securities (preferred stock) outstanding
  (000 omitted) ................................    $     30,000     $     30,000    $     30,000    $     30,000      $     30,000
Asset coverage on preferred stock at
  period end ...................................             484%             423%            408%            415%              475%

--------------------------------------------------------------------------------
(1) As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $0.10, decrease net realized and unrealized loss on investments and foreign exchange losses by $0.10 and decrease the ratio of net investment income to average net asset from 5.54% to 4.57% based on common shareholders. Per share, ratios and supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(2) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(3) Ratios are calculated on the basis of income and expenses applicable to both the common and preferred shares relative to the average net assets of common shareholders. Ratio of net investment income before preferred stock dividends to average net assets of common shareholders is 4.90%, 5.22%, 6.98%, 7.12%, and 6.76%, respectively.

See notes to financial statements.


28 Aberdeen Global Income Fund, Inc.

Notes to Financial Statements

Note 1. Investment Objectives

Aberdeen Global Income Fund, Inc. (the "Fund") was incorporated in Maryland on June 28, 1991, as a closed-end, non-diversified investment company.

The Fund's principal investment objective is to provide high current income by investing primarily in fixed-income securities denominated in the Commonwealth Currencies. As a secondary investment objective, the Fund seeks capital appreciation, but only when consistent with its principal investment objective. The Fund will seek to achieve its investment objective through investment in fixed-income securities denominated in the Commonwealth Currencies and in Global Debt Securities. In order to comply with a rule adopted by the Securities and Exchange Commission under the Investment Company Act of 1940 regarding fund names, the Board of Directors has adopted an investment policy that, for as long as the name of the Fund remains Aberdeen Global Income Fund, Inc., it shall be the policy of the Fund normally to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes, in debt securities. This 80% investment policy is a non-fundamental policy of the Fund and may be changed by the Board of Directors upon 60 days prior written notice to shareholders. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, country or region.

Note 2. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.


                                            Aberdeen Global Income Fund, Inc. 29

Basis of Presentation: The financial statements of the Fund are prepared in accordance with accounting principles generally accepted in the United States of America using the United States dollar as both the functional and reporting currency. However, the Commonwealth Currencies (excluding New Zealand) are the functional currencies for Federal tax purposes (see Taxes below).

Foreign Currency Translation: Foreign currency amounts are translated into United States dollars on the following basis:

(i) market value of investment securities, other assets and liabilities -- at the closing rates of exchange as reported by a major bank;

(ii) purchases and sales of investment securities, income and expenses -- at the rates of exchange prevailing on the respective dates of such transactions.

The Fund isolates that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at fiscal year end. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal year.

Net realized foreign exchange losses includes realized foreign exchange gains and losses from sales and maturities of portfolio securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of interest, discount and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or


30 Aberdeen Global Income Fund, Inc.

paid. Net unrealized foreign exchange gains include changes in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate. Accumulated realized and unrealized foreign exchange gains (losses) shown in the composition of net assets represent foreign exchange gains (losses) for book purposes that have not yet been recognized for tax purposes.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

The exchange rates of the Commonwealth Currencies utilized by the Fund at October 31, 2003 were US$0.7095 to A$1.00, US$0.7587 to C$1.00, US$0.6144 to
NZ$1.00, US$1.6969 to (pound)1.00.

Security Valuation: The Fund's Board of Directors has adopted Pricing and Valuation Procedures (the "Procedures") to be used in determining the value of the assets held by the Fund. In accordance with the Procedures, investments are stated at value. Investments for which market quotations are readily available are valued at the last trade price on the date of determination as obtained from a pricing source. If no such trade price is available, such investments are valued at the quoted bid price or the mean between the quoted bid and asked price on the date of determination as obtained from a pricing source.

Securities purchased with a maturity of less than 60 days are valued at amortized cost. Securities purchased with a maturity of greater than 60 days are valued at current market quotations until the 60th day prior to maturity. At that time, the value of the security on the 61st day prior to


                                            Aberdeen Global Income Fund, Inc. 31
maturity is amortized on a straight-line basis to value the security for the remaining 60 days. Securities for which market quotations are not readily available are valued at fair value in good faith using methods set forth in the Procedures.

Repurchase Agreements: In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian/counterparty segregates the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses from security and currency transactions are calculated on the identified cost basis. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized on an effective yield basis over the estimated lives of the respective securities. Expenses are accrued on a daily basis.

Derivative Financial Instruments: The Fund is authorized to use derivatives to manage both currency and interest rate risk for global debt securities. With respect to investments denominated in Commonwealth currencies, derivatives can only be used to manage interest rate risk. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.


32 Aberdeen Global Income Fund, Inc.

Interest Rate Swap: The Fund may engage in certain swap transactions, in order to obtain a desired return at a lower cost than if the Fund invested directly in the asset that yielded the desired return or to hedge the Fund's AMPS. An interest rate swap is an agreement between two parties which involves exchanging a floating rate and fixed rate interest payments for a specified period of time. Interest rate swaps involve the accrual and exchange of interest payments between the parties.

During the term of the swap, changes in the value of the swap are recognized as unrealized gains and losses by "marking-to-market" to reflect the market value of the swap. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund is exposed to credit risk in the event of non-performance by the other party to the interest rate swap. However, the Fund does not anticipate non-performance by any counterparty.

Forward Currency Contracts: A forward currency contract involves an obligation to purchase and sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The foreign currency contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the forward currency contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. As of October 31, 2003, there were no open contracts.

Financial futures contracts: A futures contract is an agreement between two parties to buy and sell a security for a set price on


                                            Aberdeen Global Income Fund, Inc. 33
a future date. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As of October 31, 2003, there were no open futures contracts.

Options: When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received). As of October 31, 2003, there were no open option contracts.

Dividends and distributions: Dividends and distributions to common shareholders are recorded on the ex-dividend date. These are based upon net investment income and capital and currency gains determined in accordance with income tax regulations which may differ from accounting principles generally accepted


34 Aberdeen Global Income Fund, Inc.

in the United States of America. These differences are primarily due to amortization of premium and discount and differing treatments for foreign currencies and loss deferrals. Dividends and distributions to preferred shareholders are accrued on record date and are determined as described in Note 7.

Reclassification of Capital Accounts: For the year ended October 31, 2003, the Fund decreased accumulated investment loss by $1,622,812, increased accumulated net realized losses on investments by $857,440 and decreased accumulated net realized foreign exchange losses by $1,872,111, resulting in a decrease to paid-in capital in excess of par by $2,637,483.

Net investment income, net realized losses on investments and net assets were not affected by this change.

Taxes: For Federal income and excise tax purposes, substantially all of the Fund's transactions are accounted for using the functional currencies. Accordingly, only realized currency gains and losses resulting from the repatriation of any of the Commonwealth Currencies into U.S. dollars or another Commonwealth Currency and realized currency gains and losses on non-Commonwealth currencies are recognized for U.S. tax purposes.

No provision has been made for United States of America Federal income taxes because it is the Fund's policy to meet the requirements of the United States of America Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Under the applicable foreign tax law, a withholding tax may be imposed on interest and discounts earned at various rates.

Cash Flow Information: The Fund invests in securities and distributes dividends from net investment income and net realized gains on investment and currency transactions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statements of Changes in Net Assets Applicable to Common Shareholders and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash includes domestic and foreign currency.

Use of Estimates: The preparation of financial statements in accordance with accounting principles generally accepted


                                            Aberdeen Global Income Fund, Inc. 35
in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 3. Agreements

The Fund has agreements with Aberdeen Asset Managers (C.I.) Limited (the "Investment Manager"), Aberdeen Asset Management Limited (the "Investment Adviser"), and Princeton Administrators, L.P. (the "Administrator"). The Investment Manager and the Investment Adviser are direct and indirect wholly-owned subsidiaries, respectively, of Aberdeen Asset Management Plc. The Investment Manager has entered into an agreement with CIBC World Markets, Inc. (the "Consultant").

The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations and information furnished to it by the Investment Adviser and the Consultant, including the selection of and the placement of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund.

The management agreement provides the Investment Manager with a fee, computed weekly and payable monthly, at the following annual rates: 0.65% of the Fund's average weekly total net assets of both common and preferred shareholder up to $200 million, 0.60% of such assets between $200 million and $500 million and 0.55% of such assets in excess of $500 million. The administration agreement provides the Administrator with a fee computed and payable monthly at the annual rate of 0.20% of the Fund's average weekly total net assets of both common and preferred shareholders, subject to a minimum annual payment of $150,000 ($12,500 per month). The Investment Manager pays fees to the Investment Adviser and the Consultant for their services rendered.


36 Aberdeen Global Income Fund, Inc.

The Investment Manager informed the Fund that it paid $350,143 to the Investment Adviser and approximately $5,000 to the Consultant during the year ended October 31, 2003.

Under terms of an Investor Relations Services Agreement, Aberdeen Fund Managers, Inc. (doing business under the name Aberdeen Asset Management) ('Aberdeen'), an affiliate of the Fund's Investment Manager and Investment Adviser, serves as the Fund's investor relations services provider. This agreement provides Aberdeen with a monthly retainer of $4,000 plus out-of-pocket expenses. During the year ended October 31, 2003, the Fund incurred fees of $65,408 for the services of Aberdeen. As of October 31, 2003, $10,400 of this amount was due to Aberdeen. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 2003 aggregated $36,031,279 and $35,851,034, respectively.

In 2003, the Board of Directors resolved to amend the Fund's policies with respect to derivatives to increase the percentage of the Fund's AMPS which may be hedged pursuant to interest rate swaps from up to one-third to up to 100% of the AMPS. Effective October 30, 2003, the Fund entered into a new interest rate swap agreement. The new agreement is based on an aggregate notional amount of $24,000,000 representing 80% of the


                                            Aberdeen Global Income Fund, Inc. 37
total AMPS outstanding. Under the terms of the agreement, the Fund receives a floating rate of interest (one month USD-LIBOR BBA rate), and pays fixed rates of interest for the terms and based upon the notional amounts set forth below:

                   Termination            Notional           Fixed             Floating           Unrealized
Counterparty           Date              Amount (000)         Rate               Rate            Appreciation
-------------------------------------------------------------------------------------------------------------
UBS AG           October 31, 2005            4,800           2.1025%         1 month LIBOR          $ 2,880
UBS AG           October 31, 2006            4,800           2.6900%         1 month LIBOR            7,325
UBS AG           October 31, 2007            7,200           3.1600%         1 month LIBOR           17,258
UBS AG           October 31, 2008            7,200           3.5400%         1 month LIBOR           41,601
                                                                                                    -------
                                                                                                    $69,064
                                                                                                    =======

Net interest expense of $22,924 on interest rate swaps during the year is included in miscellaneous expenses in the Statement of Operations.


38 Aberdeen Global Income Fund, Inc.

Note 5. Tax Information

The United States of America federal income tax basis of the Fund's investments at October 31, 2003 was $142,841,294 and accordingly, net unrealized appreciation for United States federal income tax purposes was $367,792 (gross unrealized appreciation -- $2,809,161, gross unrealized depreciation -- $2,441,369.)

The tax character of distributions paid during the fiscal years ended October 31, 2003 and October 31, 2002 was as follows:

                                                 October 31,         October 31,
                                                        2003                2002

Distribution paid from:
Ordinary Income                                   $4,469,781          $  970,046
Net Long-Term
   Capital Gains                                                              --
Tax Return of Capital                              2,637,483           6,490,454
                                                  ----------          ----------
Total Taxable
   Distribution                                   $7,107,264          $7,460,500
                                                  ==========          ==========

As of October 31, 2003, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income--net                                $         0
Undistributed long-term capital
   gains--net                                                               0
                                                                  -----------
Total undistributed earnings                                      $        --
Capital loss carryforward                                          (2,896,476)*
Unrealized gains/(losses)--net                                      4,257,346**
                                                                  -----------
Total accumulated earnings/
   (losses)--net                                                  $ 1,360,870
                                                                  ===========

* On October 31, 2003, the Fund had a net capital loss carryforward of $2,896,476, of which $428,662 expires in 2009, $2,351,534 expires on 2010 and $116,280 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis unrealized gains/(losses) is attributable to: the difference between book and tax amortization methods for premiums and discounts on fixed income securities, differing treatments for foreign currencies, wash sales and loss deferrals.


                                            Aberdeen Global Income Fund, Inc. 39

Note 6. Common Stock

There are 300 million shares of $.001 par value common stock authorized and 9,268,668 shares outstanding at October 31, 2003.

On March 1, 2001, the Board of Directors approved a stock repurchase program. The stock repurchase program allows the Fund to repurchase up to 10% of its common stock in the open market during any 12-month period, if and when the discount to net asset value is at least 10%. Through October 31, 2003, there have been no share repurchases through this program.

Note 7. Preferred Stock

There are 100 million shares of $.001 par value of Auction Market Preferred Stock ("Preferred Stock") authorized. The preferred shares have rights as determined by the Board of Directors. The 1,200 shares of Preferred Stock outstanding consist of one series, W-7. The Preferred Stock has a liquidation value of $25,000 per share plus any accumulated but unpaid dividends whether or not declared.

Dividends on the Preferred Stock are cumulative at a rate typically reset every twenty eight days based on the results of an auction. Dividend rates ranged from 1.19% to 1.95% during the year ended October 31, 2003. Under the Investment Company Act of 1940, the Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.


40 Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (concluded)

The Preferred Stock is redeemable at the option of the Fund, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated but unpaid dividends. The Preferred Stock is also subject to mandatory redemption at $25,000 per share plus any accumulated but unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in the Charter are not satisfied.

The holders of Preferred Stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of Preferred Stock are also entitled to elect two of the Fund's directors.

Note 8. Subsequent Distributions

Subsequent to October 31, 2003, the Board of Directors of the Fund declared distributions of $0.06 per common share payable on December 12, 2003 and January 9, 2004 to common shareholders of record on November 28, 2003, and December 31, 2003, respectively.

Subsequent to October 31, 2003, dividends and distributions declared and paid on preferred shares totaled approximately $28,608 for the outstanding preferred share series through November 28, 2003.


                                            Aberdeen Global Income Fund, Inc. 41

Report of Independent Auditors

To the Shareholders and the Board of Directors of Aberdeen Global Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Aberdeen Global Income Fund, Inc. (the "Fund") at October 31, 2003, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 18, 2003


42 Aberdeen Global Income Fund, Inc.

Federal Tax Information: Dividends and
Distributions (unaudited)

Common Shareholders:

Of the monthly cash distributions paid by the Fund during the taxable year ended October 31, 2003, 57.39% represents income from foreign sources. Additionally, 1.20% of the monthly cash distributions is attributable to foreign withholding taxes.

Preferred Shareholders:

Of the ordinary income distributions paid by the Fund during the taxable year ended October 31, 2003, 94.90% represents income from foreign sources. Additionally, 1.98% of the ordinary income distributions is attributable to foreign withholding taxes.

The foreign taxes paid or withheld represent taxes incurred by the Fund on interest received from foreign sources. Foreign taxes paid or withheld should be included as foreign source taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

                                               ABERDEEN GLOBAL INCOME FUND, INC.


                                            Aberdeen Global Income Fund, Inc. 43

Dividend Reinvestment and
Cash Purchase Plan (unaudited)

Common shareholders are automatically enrolled in the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"). Under the Plan, all distributions, net of any applicable withholding tax, will automatically be reinvested by EquiServe Trust Company N.A. (the "Plan Agent") in additional shares of common stock of the Fund unless an election is made to receive distributions in cash. Generally, shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. Distributions payable to Plan participants will be promptly invested. If the Fund declares a distribution payable in stock to shareholders who are not Plan participants, then Plan participants will receive that distribution in newly-issued shares of common stock on identical terms and conditions.

In every other case, Plan participants will receive shares on the following basis: If, on payable date, the market price of the Fund's common stock plus any brokerage commission is equal to or exceeds net asset value per share, Plan participants will receive newly-issued shares of the Fund's common stock valued at the greater of net asset value per share or 95% of the then current market price. If, on the other hand, the net asset value per share plus any applicable brokerage commissions exceeds the market price at such time, the Plan Agent will buy shares of common stock in the open market. If the market price plus any applicable brokerage commission exceeds the net asset value per share as last determined before the Plan Agent has completed its purchases, the Plan Agent will suspend making open market purchases and will invest the balance available in newly-issued shares of common stock valued at the greater of net asset value per share as last so determined or 95% of the then current market value.

There is no charge to participants for reinvesting distributions, except for certain brokerage commissions, as described below. The Plan Agent's fees for the handling of the reinvestment of distributions are paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market


44 Aberdeen Global Income Fund, Inc.

Dividend Reinvestment and
Cash Purchase Plan (unaudited) (concluded)

purchases in connection with the reinvestment of distributions. The automatic reinvestment of distributions does not relieve participants of any federal income tax that may be payable on such distributions.

The Plan also allows participants to make voluntary cash investments by sending additional funds to the Plan Agent in any amount of at least $100 for the purchase of shares on the open market. Voluntary payments will be invested on or shortly after the 15th of the month, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the federal securities law. Cash investments may be commingled with the funds held by the Plan Agent for other shareholders of the Fund, and the average price (including brokerage commissions) of all shares purchased by the Plan Agent will be the price per share allocable to each participant. Participants will also be charged a service fee for each voluntary cash investment.

Participants in the Plan may withdraw some or all of their shares from the Plan upon written or telephonic notice to the Plan Agent and will receive stock certificates for all full shares. The Plan Agent will convert any fractional shares to cash at the then current market price and send a check to the participant for the proceeds. If, by giving proper notice to the Plan Agent, participants request cash, the Plan Agent will sell the shares and send the participant the proceeds, less a service fee of $2.50 and less brokerage commissions.

The Fund or the Plan Agent reserves the right to amend or terminate the Plan either in full or partially upon 90 days' written notice to each Plan participant.

All questions concerning the Plan should be directed to the Plan Agent by calling 1-800-426-5523.


                                            Aberdeen Global Income Fund, Inc. 45

MANAGEMENT OF THE FUND (unaudited)

The names of the Directors and Officers of the Fund, their addresses, ages and principal occupations during the past five years are provided in the tables below. Directors that are deemed "interested persons" (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund, the Investment Manager or the Investment Adviser are included in the table below under the heading "Interested Directors." Directors who are not interested persons as described above are referred to in the table below under the heading "Independent Directors."

BOARD OF DIRECTORS INFORMATION

INTERESTED DIRECTORS

                                                Term of
                                Position(s)     Office and
                                Held with       Length of       Principal Occupation(s)
Name, Address & Age             the Fund        Time Served     During Past Five Years
------------------------------------------------------------------------------------------------------------------
Laurence S. Freedman A.M.**     Class I         Term expires    Mr. Freedman has over 35 years of experience in
25 Lime Street                  Director        2005; Director  funds management with a focus on global investment
Suite 405                                       since 1992      analysis. Prior to founding EquitiLink in 1981, he
Sydney, NSW 2000                                                was Director of Investment at BT Australia
Australia                                                       Limited. Mr. Freedman's areas of fund management
Age: 60                                                         specialization include investment in resource and
                                                                development companies, international economies and
                                                                the geo-political impact on investment markets. He
                                                                was Chairman of the Fund from 2000 to 2001 and
                                                                President of the Fund from its inception until
                                                                2001. Mr. Freedman was founder of the Fund's
                                                                Investment Adviser, and until December 2000, he
                                                                was Joint Managing Director of the Fund's
                                                                Investment Adviser and a Director of the Fund's
                                                                Investment Manager.

                                                                Mr. Freedman was also Chairman from 1995 to 2001,
                                                                President from 1985 to 2000 and Director since
                                                                1985, of Aberdeen Australia Equity Fund, Inc.;
                                                                Chairman from 1995 to 2000, Vice President from
                                                                1986 to 2001, and Director from 1986 to 2000, of
                                                                Aberdeen Asia-Pacific Income Fund, Inc.; Joint
                                                                Managing Director from 1986 to 2000 of Aberdeen
                                                                Asia-Pacific Income Investment Company Limited;
                                                                and Joint Managing Director from 1988 to 2000 of
                                                                EquitiLink Limited (holding company). He was
                                                                Chairman of EquitiLink E Link Ltd. (investment
                                                                company) from 1998 to 2002, has been Chairman of
                                                                Link Enterprises (International) Pty. Ltd.
                                                                (investment company) since 1980, and has been
                                                                Chairman of Aberdeen Leaders Limited (investment
                                                                company) since 1987.
------------------------------------------------------------------------------------------------------------------


46 Aberdeen Global Income Fund, Inc.

Number of
Funds in Fund
Complex*
Overseen by
Director        Other Directorships Held by Director
----------------------------------------------------------------------------------------
2               EquitiLink Holdings Pty. Limited (holding company); TEN Network Holdings
                Limited (television network); EIML Australia Pty. Limited (investment company); Link Traders Pty. Ltd.; Link Traders (Aust) Pty. Ltd.; Letota
                Pty. Ltd.



----------------------------------------------------------------------------------------

* Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Australia Equity Fund, Inc. have a common Investment Manager and Investment Adviser with the Fund, and may thus be deemed to be part of the same "Fund Complex" as the Fund.
** Mr. Freedman is deemed to be an interested person because of his ownership of securities of Aberdeen Asset Management PLC, the parent company of the Fund's Investment Manager and Investment Adviser. Mr. Gilbert is deemed to be an interested person because of his affiliation with the Fund's Investment Manager and Investment Adviser.


                                            Aberdeen Global Income Fund, Inc. 47

INTERESTED DIRECTORS (concluded)

                                                Term of
                                Position(s)     Office and
                                Held with       Length of       Principal Occupation(s)
Name, Address & Age             the Fund        Time Served     During Past Five Years
------------------------------------------------------------------------------------------------------------------
Martin J. Gilbert**             Chairman        Term as         Mr. Gilbert is the Chief Executive and an
c/o Aberdeen Asset              of Board,       Director        Executive Director of Aberdeen Asset Management
Managers (C.I.) Limited         Class III       expires 2004;   PLC, which was established in 1983 and is the
No. 1 Seaton Place              Director        Director since  parent company of the Fund's Investment Manager
St. Helier, Jersey JE4 8YJ                      2001            and Investment Adviser. He is one of the founding
Channel Islands                                                 directors of Aberdeen Asset Management PLC and has
Age: 48                                                         been involved in the investment management
                                                                industry since 1982, after he qualified as a
                                                                chartered accountant. He has been Chairman of the
                                                                Board of the Fund and of Aberdeen Asia-Pacific
                                                                Income Fund, Inc. since 2001. He has been a
                                                                Director of Aberdeen Asset Management Limited (the
                                                                Fund's Investment Adviser) and Aberdeen Asset
                                                                Managers (C.I.) Limited (the Fund's Investment
                                                                Manager) since 2000.
------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS
------------------------------------------------------------------------------------------------------------------
David L. Elsum, A.M.            Class I         Term expires    Mr. Elsum has over 20 years of experience in
c/o Aberdeen Asset              Director        2005; Director  investment and insurance markets. He was a member
Managers (C.I.) Limited                         since 1992      of the Corporations and Securities Panel of the
No. 1 Seaton Place                                              Australian Securities Commission until 2000, was a
St. Helier, Jersey JE4 8YJ                                      member of the Australian Federal Government
Channel Islands                                                 Administrative Appeals Tribunal until 2001,
Age: 66                                                         Chairman of Audit Victoria (government statutory
                                                                authority) from 1997 to 2000, and has been a
                                                                member of the State of Victoria Regulator-General
                                                                Appeal Panel since 2001. Mr. Elsum is Chairman of
                                                                Stodart Investment Pty. Ltd. He was founding
                                                                Managing Director of Capel Court Investment Bank,
                                                                and has served as Chief Executive of several major
                                                                public companies including The MLC Limited
                                                                (insurance) and President of the State of Victoria
                                                                Superannuation Fund (pension fund management).
------------------------------------------------------------------------------------------------------------------


48 Aberdeen Global Income Fund, Inc.

Number of
Funds in Fund
Complex*
Overseen by
Director        Other Directorships Held by Director
------------------------------------------------------------------------------------------------
2               Aberdeen Asia-Pacific Income Fund, Inc.; Aberdeen Asia-Pacific Income Investment
                Company Limited.

                Mr. Gilbert is also a director of foreign funds advised by entities affiliated with the Investment Manager and the Investment Adviser.



------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
3               Aberdeen Australia Equity Fund, Inc.; Aberdeen Asia-Pacific Income Fund, Inc.;
                Aberdeen Asia-Pacific Income Investment Company Limited; Melbourne Wholesale
                Fish Market Pty. Ltd.; Queen Victoria Market Pty. Ltd. (municipal market);
                Financial Planning Association Limited (industry association); Aberdeen Leaders
                Limited (investment company).


------------------------------------------------------------------------------------------------

                                            Aberdeen Global Income Fund, Inc. 49

INDEPENDENT DIRECTORS (continued)

                                                Term of
                                Position(s)     Office and
                                Held with       Length of       Principal Occupation(s)
Name, Address & Age             the Fund        Time Served     During Past Five Years
------------------------------------------------------------------------------------------------------------------
Neville J. Miles                Class III       Term expires    Mr. Miles has over 20 years of international
2 Paddington Street             Director        2004; Director  investment banking experience. He was formerly
Paddington, NSW 2021                            since 1999      head of Corporate Treasury at Westpac Banking
Australia                                                       Corporation and Managing Director of Ord Minnett
Age: 57                                                         Securities Limited (stockbrokers). Mr. Miles has
                                                                extensive experience in the areas of corporate
                                                                acquisitions and equity offerings.

                                                                Mr. Miles is currently an investor and real estate
                                                                developer. He has served, for over five years, as
                                                                a Director of Ballyshaw Pty. Ltd.
                                                                (investing/consulting) and Dawnglade Pty. Ltd.
                                                                (real estate investment), and has served as a
                                                                Director of Villaren Pty. Ltd. (real estate
                                                                investment company) since 1999; Sonic
                                                                Communications Pty. Ltd. since 2000, and
                                                                Commsecure Limited since 2002.
------------------------------------------------------------------------------------------------------------------
William J. Potter               Class II        Term expires    Mr. Potter has extensive experience in investment
c/o Aberdeen Asset              Director        2006; Director  banking and fund management. Mr. Potter has held
Managers (C.I.) Limited                         since 1992      senior positions with Toronto Dominion Bank,
No. 1 Seaton Place                                              Barclays Bank PLC, and Prudential Securities,
St. Helier, Jersey JE4 8YJ                                      Inc., as well as board of director positions with
Channel Islands                                                 investment funds involving over $20 billion in
Age: 55                                                         assets since 1983. Mr. Potter has been involved in
                                                                the Australian capital markets since 1974,
                                                                including management and board of director
                                                                positions with a noted Australian brokerage house.
                                                                Mr. Potter is President of a U.S. investment bank
                                                                and has securities licenses in both the U.S. and
                                                                Canada. Mr. Potter also has extensive securities
                                                                underwriting experience in various capital markets
                                                                with an emphasis on natural resources.

                                                                Mr. Potter is currently President of Ridgewood
                                                                Group International Ltd., an international
                                                                consulting and merchant banking company, and
                                                                President of Ridgewood Capital Funding, Inc., a
                                                                private placement securities firm.
------------------------------------------------------------------------------------------------------------------
Peter D. Sacks                  Class II        Term expires    Mr. Sacks is currently Managing Partner of Toron
445 King Street West,           Director        2006; Director  Capital Markets, Inc., a company he established in
4th Floor                                       since 1992      1988 to design and manage customized equity, fixed
Toronto, Ontario                                                income and currency portfolios for individual and
M5V 1K4                                                         corporate clients. Mr. Sacks also serves on the
Canada                                                          Boards of Directors of Toron Capital Markets, Inc.
Age: 58                                                         (portfolio management), Toron Capital Management,
                                                                Ltd. and Toron Asset Management, Inc.
------------------------------------------------------------------------------------------------------------------


50 Aberdeen Global Income Fund, Inc.

Number of
Funds in Fund
Complex*
Overseen by
Director        Other Directorships Held by Director
------------------------------------------------------------------------------------------------
3               Aberdeen Australia Equity Fund, Inc.; Aberdeen Asia-Pacific Income Fund, Inc.;
                Aberdeen Asia-Pacific Income Investment Company Limited; Aberdeen Leaders
                Limited (investment company).



------------------------------------------------------------------------------------------------
3               Aberdeen Australia Equity Fund, Inc.; Aberdeen Asia-Pacific Income Fund, Inc.;
                Aberdeen Asia-Pacific Income Investment Company Limited; National Foreign Trade
                Counsel (trade association); Alexandria Bancorp (banking group in Cayman
                Islands); E.C. Power, Inc. (energy company); Alexandria Funds.



------------------------------------------------------------------------------------------------
3               Aberdeen Australia Equity Fund, Inc.; Aberdeen Asia-Pacific Income Fund, Inc.;
                Aberdeen Asia-Pacific Income Investment Company Limited; Horizon Funds Inc.,
                Cirrus Financial Concepts Inc.; Chirp Holdings Inc.



------------------------------------------------------------------------------------------------


                                            Aberdeen Global Income Fund, Inc. 51

BOARD OF DIRECTORS INFORMATION (concluded)

INDEPENDENT DIRECTORS (concluded)

                                                Term of
                                Position(s)     Office and
                                Held with       Length of       Principal Occupation(s)
Name, Address & Age             the Fund        Time Served     During Past Five Years
------------------------------------------------------------------------------------------------------------------
Dr. Anton E. Schrafl            Preferred       Term expires    Dr. Schrafl was Deputy Chairman of Holcim Limited,
Wiesenstrasse 7                 Stock           2004; Director  a global manufacturer and distributor of cement
CH8008 Zurich                   Director        since 1993      and allied products until May 2002. He currently
Switzerland                                                     serves as Chairman of the Board of Directors of
Age: 71                                                         Dynavest Ltd., an investment management company.
                                                                Until 2003, Dr. Schrafl served on the Board of
                                                                Directors of Organogenesis, Inc., a medical
                                                                products company involved in biotechnological
                                                                tissue engineering, and Apogee Technology Inc., a
                                                                manufacturer of digital amplifiers.
------------------------------------------------------------------------------------------------------------------
E. Duff Scott                   Class I         Term expires    Mr. Scott is currently President of Multibanc
c/o Aberdeen Asset              Director        2005; Director  Financial Corporation and Multibanc NT Financial
Managers (C.I.) Limited                         since 1992      Corporation, investment holding companies. He also
No. 1 Seaton Place                                              serves as Chairman of QLT Inc., a
St. Helier, Jersey JE4 8YJ                                      biopharmaceutical company. Previously, Mr. Scott
Channel Islands                                                 was Chairman of Peoples Jewelers Corporation
Age: 67                                                         (retail jeweler) and Chairman of the Toronto Stock
                                                                Exchange.
------------------------------------------------------------------------------------------------------------------
John T. Sheehy                  Preferred       Term expires    Mr. Sheehy has over 30 years' experience in
560 Sylvan Avenue               Stock           2004; Director  investment banking with companies such as J.P.
Englewood Cliffs,               Director        since 1992      Morgan & Company and Bear, Stearns & Co. Inc. His
NJ 07632                                                        specialty areas include securities valuation,
Age: 61                                                         public offerings and private placements of debt
                                                                and equity securities, mergers and acquisitions
                                                                and management buyout transactions. He has been
                                                                Senior Managing Director of B.V. Murray and
                                                                Company (investment banking) since 2001, and
                                                                Managing Member of The Value Group LLC (private
                                                                equity) since 1997.
------------------------------------------------------------------------------------------------------------------
Warren C. Smith                 Class III       Term expires    Mr. Smith is a Managing Editor with BCA
1002 Sherbrooke St. W.          Director        2004; Director  Publications, independent publishers of financial
Suite 1600                                      since 1992      market research, including The Bank Credit
Montreal, Quebec                                                Analyst. Since 1982, he has helped direct the
H3A 3L6                                                         firm's investment strategy, and has been editor of
Canada                                                          several U.S. and international publications. Mr.
Age: 48                                                         Smith has also developed and edited new
                                                                institutional research products since 1989. Mr.
                                                                Smith lectures to investment groups around the
                                                                globe.
------------------------------------------------------------------------------------------------------------------

* Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Australia Equity Fund, Inc. have a common Investment Manager and Investment Adviser with the Fund, and may thus be deemed to be part of the same "Fund Complex" as the Fund.


52 Aberdeen Global Income Fund, Inc.

Number of
Funds in Fund
Complex*
Overseen by
Director        Other Directorships Held by Director
------------------------------------------------------------------------------------------------
2               Aberdeen Asia-Pacific Income Fund, Inc.; Aberdeen Asia-Pacific Income Investment
                Company Limited.



------------------------------------------------------------------------------------------------
1               Aberdeen Asia-Pacific Income Investment Company Limited; Becker Milk Company
                (real estate); SCI Income Trust.



------------------------------------------------------------------------------------------------
3               Aberdeen Australia Equity Fund, Inc.; Aberdeen Asia-Pacific Income Fund, Inc.;
                Aberdeen Asia-Pacific Income Investment Company Limited.



------------------------------------------------------------------------------------------------
1               Aberdeen Asia-Pacific Income Investment Company Limited.



------------------------------------------------------------------------------------------------


                                            Aberdeen Global Income Fund, Inc. 53

MANAGEMENT OF THE FUND (unaudited) (concluded)

INFORMATION REGARDING OFFICERS WHO ARE NOT DIRECTORS

                                                                  Term of
                                         Position(s)              Office* and
                                         Held with                Length of
Name, Address & Age                      the Fund                 Time Served
-------------------------------------------------------------------------------
Hugh Young                               President**              Since 2001
21 Church Street
#01-01 Capital Square Two
Singapore 049480
Age: 45
-------------------------------------------------------------------------------
James Blair                              Vice                     Since 2003
21 Church Street                         President***
#01-01 Capital Square Two
Singapore 049480
Age: 37
-------------------------------------------------------------------------------
Christian Pittard                        Treasurer and            Since 2001
No. 1 Seaton Place                       Assistant
St. Helier, Jersey JE4 8YJ               Secretary**
Channel Islands
Age: 30
-------------------------------------------------------------------------------
Roy M. Randall                           Secretary**              Since 1992
Level 12, The Chifley Tower
2 Chifley Square
Sidney, NSW 2000
Australia
Age: 67
-------------------------------------------------------------------------------

* Officers hold their positions with the Fund until a successor has been duly elected and qualified. Officers are generally elected annually at the meeting of the Board of Directors next following the annual meeting of stockholders. The officers were last elected on June 12, 2003.
** Messrs. Young, Pittard and Randall hold the same position(s) with Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Australia Equity Fund, Inc., both of which may be deemed to be part of the same "Fund Complex" as the Fund.
*** Mr. Blair holds the same position with Aberdeen Asia-Pacific Income Fund, Inc., which may be deemed to be part of the same "Fund Complex" as the Fund.


54 Aberdeen Global Income Fund, Inc.

Principal Occupation(s) During Past Five Years
--------------------------------------------------------------------------------
Managing Director of Aberdeen Asset Management PLC (parent company of the Fund's Investment Manager and Investment Adviser) (from 1991 to 2002); Managing Director of Aberdeen Asset Management Asia Limited (affiliate of the Fund's Investment Manager and Investment Adviser) (since 1991); Managing Director of Aberdeen International Fund Managers Limited (affiliate of the Fund's Investment Manager and Investment Adviser) (since 1998); Director of the Investment Manager and the Investment Adviser (since 2000); Chairman of the Board of Directors of Aberdeen Australia Equity Fund, Inc.
--------------------------------------------------------------------------------
Assistant Vice President (from 2002 to 2003); Director and Head of Asia-Pacific Fixed Income of Aberdeen Asset Management Asia Limited (affiliate of the Fund's Investment Manager and Investment Adviser) (since 2001); Regional head of fixed income of EquitiLink Australia Limited (from 1995 through 2000).
--------------------------------------------------------------------------------
Managing Director of the Fund's Investment Manager (since 2000); Managing Director of Aberdeen Private Wealth Management (affiliate of the Fund's Investment Manager and Investment Adviser); Chartered Accountant, KPMG (from 1994 to 1998) and Quorum Trust Group (1998).
--------------------------------------------------------------------------------
Consultant to The Seidler Law Firm, Australian counsel to the Fund (since 2003); Partner of Stikeman, Elliott, Australian counsel to the Fund (from 1997 through
2002).
--------------------------------------------------------------------------------


                                            Aberdeen Global Income Fund, Inc. 55

                      [THIS PAGE INTENTIONALLY LEFT BLANK]


56 Aberdeen Global Income Fund, Inc.

Directors

Martin J. Gilbert, Chairman
David L. Elsum
Laurence S. Freedman
Neville J. Miles
William J. Potter
Peter D. Sacks
Anton E. Schrafl
E. Duff Scott
John T. Sheehy
Warren C. Smith

Officers

Hugh Young, President
James Blair, Vice President
Christian Pittard, Treasurer and Assistant Secretary
Roy M. Randall, Secretary
Alison Briggs, Assistant Vice President
Beverley Hendry, Assistant Treasurer
Timothy Sullivan, Assistant Treasurer
Simon Bignell, Assistant Treasurer
Sander M. Bieber, Assistant Secretary

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

[RECYCLED LOGO] Printed on post-consumer recycled paper


                                            Aberdeen Global Income Fund, Inc. 57

Corporate Information

Investment Manager      Aberdeen Asset Managers (C.I.) Limited
                        No. 1 Seaton Place
                        St. Helier, Jersey JE4 8YJ
                        Channel Islands

Investment Adviser      Aberdeen Asset Management Limited
                        Level 6, 201 Kent Street
                        Sydney, NSW 2000, Australia

Consultant              CIBC World Markets, Inc.
                        BCE Place, Canada Trust Tower
                        P.O. Box 500
                        Toronto, Ontario, M5J 2S8
                        Canada

Administrator           Princeton Administrators, L.P.
                        P.O. Box 9095
                        Princeton, New Jersey 08543-9095

Custodian               State Street Bank and Trust Company
                        1 Heritage Drive
                        North Quincy, Massachusetts 02171

Transfer Agent          EquiServe Trust Company N.A.
                        P.O. Box 43011
                        Providence, RI 02940-3011
                        1-800-451-6788

Auction Agent           Deutsche Bank Trust Company Americas
                        280 Park Avenue, 9th Floor
                        New York, New York 10018

Independent Auditors    PricewaterhouseCoopers LLP
                        1177 Avenue of the Americas
                        New York, New York 10036

Legal Counsel           Dechert LLP
                        1775 I Street, N.W.
                        Washington, DC 20006

                        The Seidler Law Firm
                        Level 12, The Chifley Tower
                        2 Chifley Square
                        Sydney, NSW 2000, Australia

Investor Relations      Aberdeen Asset Management
                        45 Broadway, 31st Floor
                        New York, New York 10006
                        1-800-522-5465 or 1-212-968-8800
                        InvestorRelations@aberdeen-asset.com

                                     [LOGO]
                                    Aberdeen
                                 ASSET MANAGERS

                     Aberdeen Asset Managers (C.I.) Limited

  The common shares of Aberdeen Global Income Fund, Inc. are traded on the New York Stock Exchange under the symbol "FCO." Information about the Fund's net asset value and market price is published weekly in Barron's and in the Monday edition of The Wall Street Journal.

 This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Global Income Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

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Item 2 - Code of Ethics

      (a) The Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. Copies of the code of ethics may be requested free of charge by calling toll free on 1-800-522-5465.

      (c) During the period covered by this report, there were no amendments to the code of ethics referred to in 2(a) above.

      (d) During the period covered by this report, there were no waivers to the provisions of the code of ethics referred to in 2(a) above.

Item 3 - Audit Committee Financial Expert

      The Board of Directors of the Registrant has designated Peter Sacks and William Potter as Audit Committee Financial Experts. Mr Sacks and Mr Potter are both considered by the Board to be independent directors.

Item 4 - Principal Accountant Fees and Services

      Not required in this filing pursuant to SEC Release No. IC-25915 (January 28, 2003)

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Item 5 - Reserved

Item 6 - Reserved

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

      Proxy Voting Policies and Procedures of the Registrant

      I. Statement of Policy

      The following are general proxy voting policies and procedures ("Policies and Procedures") adopted by the Aberdeen investment companies that are registered with the U.S. Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended ("1940 Act") ("Funds" and each a "Fund")(1) and by the Boards of Directors ("Boards") which oversee the Funds with respect to voting securities held by the Funds. These Policies and Procedures are adopted to ensure compliance with Rule 30b1-4 of the 1940 Act and other applicable obligations of the Funds under the rules and regulations of the SEC and interpretations of its staff ("Staff"). It is the policy of the Funds to seek to assure that proxies received by each Fund are voted in the best interest of each Fund's stockholders.

      II. Definitions

            A. "Best interest of Fund stockholders" - means stockholders' best economic interest over the long term, i.e., the common interest that all stockholders have in seeing the value of a common investment increase over time. Stockholders may have differing political or social interests, but their best economic interest is generally uniform.

            B. "Conflict of interest" - means circumstances when a proxy vote presents a conflict between the interests of Fund stockholders, on the one hand, and those of the Fund's investment manager,(2) investment adviser,(3) principal underwriter, or an affiliated person of the Fund, its Manager, Adviser, or principal underwriter, on the other, in how proxies are voted. In practical terms, these circumstances generally would arise when a Fund's Manager or Adviser knowingly does business with a particular proxy issuer or closely affiliated entity, and may appear to have a material conflict between its own interests and the interests of stockholders in how proxies of that issuer are voted. A conflict might exist in circumstances when the Fund's Manager or Adviser has actual knowledge of a material business arrangement between a particular proxy issuer (or closely affiliated entity) and the parent company or a corporate affiliate

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      (1) Currently, the only Funds are closed-end funds consisting of Aberdeen
      Australia Equity Fund, Inc. ("IAF"), Aberdeen Asia-Pacific Income Fund, Inc. ("FAX"), and Aberdeen Global Income Fund, Inc. ("FCO"). These Policies and Procedures will only be implemented by the Funds to the extent that they invest in voting securities. At this time, FAX and FCO invest only in fixed income, or non-voting, securities. Each Fund will file a disclosure report to the extent required by law.
      (2) Aberdeen Asset Managers (C.I.) Limited serves as investment manager ("Manager") to each Fund.
      (3) Aberdeen Asset Management Limited serves as investment adviser ("Adviser") to each Fund.

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      of the Fund's Manager or Adviser. The Funds believe that a conflict of interest generally would not arise merely because a proxy issuer has a material business arrangement with a Fund's principal underwriter, or with an affiliated person of the principal underwriter or the Funds (other than a Fund's Manager or Adviser or their respective parent company), because
      (1) each Fund's Manager or Adviser will generally make proxy voting decisions for the Fund under the delegation arrangements described below;
      (2) each Fund's principal underwriter is not affiliated with its Manager or Adviser and will not have any input into the Manager's or Adviser's proxy voting decisions for the Fund; (3) other affiliated persons of the principal underwriter or the Fund (other than the Fund's Manager or Adviser) likewise will not have any input into proxy voting decisions for the Fund; and (4) each Fund's Manager or Adviser is unlikely to be aware of, or have any interest in, any business arrangement between the proxy issuer and the Fund's principal underwriter, or between the proxy issuer and an affiliated person of the principal underwriter or the Fund.

      III. Delegation of Responsibility for Proxy Voting

            A. Each Fund's Board annually evaluates its Fund's contract with its Manager and Adviser, and decides whether to renew the contract. This process gives each Fund an annual opportunity to ensure that its Manager's and Adviser's investment philosophy is generally consistent with its investment objectives and the best economic interests of its stockholders.

            B. Because the investment philosophy of each Fund's Manager and Adviser is generally consistent with the investment objectives of the Fund and the best economic interests of Fund stockholders, investment decisions for each Fund should generally be consistent with its Manager's and Adviser's philosophy. In proxy voting decisions, as in other investment decisions, each Fund's Manager or Adviser is in the best position to determine whether a particular proxy proposal is consistent with its philosophy, and therefore generally consistent with the investment objectives of the Fund and the best economic interests of Fund stockholders.

            C. Accordingly, each Fund has chosen to delegate all responsibility for proxy voting to its Manager and Adviser, provided that each Fund's Board has the opportunity to periodically review and approve their proxy voting policies and any material amendments (and that the policies contains provisions to address any conflicts of interest as described below). The Trade Processing Department of the Manager will serve as the Proxy Administrator and will take responsibility for ensuring, among other things, that the vote for each proxy is cast in accordance with the proxy voting policies and procedures of the Manager and the Adviser. A Proxy Committee of the Adviser will take responsibility for determining whether and how to vote each proxy, whether a conflict of interest exists, and how such conflicts are to be resolved in accordance with the proxy voting policies and procedures of the Manager and the Adviser. Under this delegation, the Manager and Adviser may vote, abstain from voting, or take no action on proxies for a Fund in any manner consistent with the Manager's and Adviser's proxy voting policies (subject to provisions for addressing conflicts of interest). Each Fund may revoke all or part of such delegation at any time by a vote of its Board. In the event that a Fund revokes the delegation of proxy voting responsibility to its Manager and Adviser, the Fund will assume full responsibility for ensuring that proxies are voted in the best interest of its stockholders, and will promptly notify stockholders of the revocation. Thereafter, such Fund will vote proxies of portfolio securities consistently with the policies of its Manager and Adviser, or develop its own basis for voting on particular matters.

            D. This delegation generally applies to all proxy voting matters on which each Fund may vote, such as corporate governance matters (including changes in the state of incorporation, mergers and other corporate restructurings, and anti-takeover provisions such as staggered boards, poison pills, and supermajority provisions); changes to capital structure, including increases and decreases of capital and preferred stock issuance; stock option plans and other management compensation issues; and social and corporate responsibility issues. This delegation permits the Manager

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      and Adviser to vote (or abstain from voting or take no action on) proxies relating to matters that may affect substantially the rights or privileges of the holders of securities to be voted, and to vote based on the Adviser decisions or on provisions of the Manager's and Adviser's proxy policies that may support or give weight to the views of management of a portfolio company.

      IV. Conflicts of Interest

            A. Each Fund recognizes that in unusual circumstances, a conflict of interest in how proxies are voted may appear to exist, such as when its Manager or Adviser knowingly does business with a particular proxy issuer or closely affiliated entity or has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity, and the adviser's parent or an affiliated subsidiary.

            B. In those circumstances, to avoid any appearance concerns, each Fund believes it is appropriate for its Manager or Adviser to follow an alternative voting procedure rather than to vote proxies in the Manager's or Adviser's sole discretion. Some examples of acceptable alternative voting procedures for resolving conflicts of interest include the following:

            (1) Causing the proxies to be "echo voted" or "mirror voted" in the same proportion as the votes of other proxy holders that are not Fund stockholders;

            (2) Causing the proxies to be voted in accordance with the recommendations of an independent service provider that the Manager or Adviser may use to assist it in voting proxies;

            (3) Notifying a Fund's Board, a designated Board committee or a representative of either, of the conflict of interest and seeking a waiver of the conflict to permit the Manager or Adviser to vote the proxies as it chooses under its usual policy; or

            (4) Forwarding the proxies to a Fund's Board, a designated Board committee or a representative of either, so that the Board, the committee or the representative may vote the proxies itself.

            C. Each Fund generally delegates all responsibility for resolving conflicts of interest to the Fund's Adviser, provided that the Adviser's proxy voting policy (as approved by the Fund's Board) includes acceptable alternative voting procedures for resolving material conflicts of interest, such as the procedures described above. Under this delegation, the Adviser may resolve conflicts of interest in any reasonable manner consistent with the alternative voting procedures described in its proxy voting policy. Each Fund may revoke all or part of this delegation at any time by a vote of its Board. In the event that a Fund revokes the delegation of responsibility for resolving conflicts of interest to the Adviser, the Fund will seek to resolve any conflicts of interest in the best interest of stockholders. In doing so, the Fund may follow any of the procedures described in Paragraph III.B., above.

      V. Disclosure of Policy or Description/Proxy Voting Record

            A. Each Fund, unless it invests exclusively in non-voting securities, will disclose its proxy voting policy or a description of it (and its Manager's and Adviser's proxy voting policy, or a description of them), in the Fund's annual report on Form N-CSR (beginning with the first annual report filed on or after July 1, 2003). The Fund will disclose that this proxy voting policy or a description of it (and the Manager's and

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      Adviser's proxy voting policy or a description) is available without charge, upon request, (1) by calling, toll-free, 1-800-522-5465; and (2) on the SEC's website at http://www.sec.gov. Upon any request for a proxy voting policy or description of it, the policy or the description (or a copy of the most recent annual report containing the policy or description) will be sent by first-class mail or other equally prompt delivery method within three business days of receipt of the request.

            B. Each Fund also will disclose in its annual report (beginning with the first annual update filed on or after August 31, 2004) that information is available about how the Fund voted proxies during the most recent twelve-month period ended June 30, (1) by calling, toll-free, 1-800-522-5465; and (ii) on the SEC's website at http://www.sec.gov. Upon any request for the Fund's proxy voting record, a copy of the information disclosed in its most recent Form N-PX will be sent by first-class mail or other equally prompt delivery method within three business days of receipt of the request.

            C. Each Fund will file Form N-PX, completed and signed in the manner required, containing its proxy voting record for the most recent twelve-month period ended June 30 with the SEC (beginning August 31,
      2004).

            D. Each Fund will disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any stockholder meeting held during the period covered by the report and with respect to which the Fund was entitled to vote:

            o     The name of the issuer of the portfolio security;
            o The exchange ticker symbol of the portfolio security except to the extent not available through reasonably practicable means;
            o The Council on Uniform Securities Identification Procedures ("CUSIP") number for the portfolio security except to the extent not available through reasonably practicable means;
            o     The stockholder meeting date;
            o     A brief identification of the matter voted on;
            o Whether the matter was proposed by the issuer or by a security holder;
            o     Whether the Fund cast its vote on the matter;
            o How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
            o     Whether the Fund cast its vote for or against management.

      Proxy Voting Policies and Procedures of the Investment Adviser

      The following are proxy voting policies and procedures ("Policies and Procedures") adopted by affiliated investment advisers registered with the U.S. Securities and Exchange Commission ("SEC") under the Investment Advisers Act of 1940, as amended ("Advisers Act"), that are subsidiaries of Aberdeen Asset Management PLC ("AAM"); including, specifically, Aberdeen Asset Managers (C.I.) Limited, a Channel Islands corporation ("Aberdeen Jersey"); Aberdeen Asset Management Limited, an Australian corporation ("Aberdeen AU"); Aberdeen Fund Managers Inc. (d/b/a Aberdeen Asset Management Inc.), a Delaware corporation ("Aberdeen FL"), and Aberdeen Asset Management Asia Limited, a Singapore corporation ("Aberdeen Singapore") (collectively referred to herein as "Aberdeen Advisers" and each an "Aberdeen Adviser") (collectively with AAM, "Aberdeen").(4) Pursuant to a Memorandum of Understanding ("MOU"), Aberdeen Singapore and Aberdeen Asset Managers Ltd ("Aberdeen UK"), a non-U.S. registered adviser, provide portfolio management resources to certain U.S. funds or clients of Aberdeen FL which include substantive advice on voting proxies for certain equity securities. In addition, Aberdeen Singapore and Aberdeen UK have entered into a similar MOU with Aberdeen Jersey and Aberdeen AU under which either entity may also provide substantive advice on proxy voting to certain U.S. funds or clients of Aberdeen Jersey and Aberdeen AU. To the extent that Aberdeen UK provides advisory services to any clients of Aberdeen FL or to U.S. clients of Aberdeen Jersey or Aberdeen AU, Aberdeen UK will follow these Policies and Procedures as part of providing such advisory services. These Policies and Procedures are adopted to ensure compliance by the Aberdeen Advisers with Rule 206(4)-6 under the Advisers Act and other applicable fiduciary obligations under rules and regulations of the SEC and interpretations of its staff with respect to proxies for voting securities held by client portfolios.

      Clients may consist of investment companies registered under the Investment Company Act of 1940, as amended ("1940 Act") ("Funds" and each a "Fund"), and other U.S. residents as well as non-U.S. registered funds or clients. Any Aberdeen Adviser located in the United States follows these Policies and Procedures for each of its respective clients as required under the Advisers Act and other applicable law, unless expressly directed by a client in writing to refrain from voting that client's proxies or to vote in accordance with the client's proxy voting policies and procedures. Aberdeen Advisers located outside the U.S. may provide proxy voting services to their non-U.S. based clients in accordance with the jurisdiction in which the client is located. Aberdeen Advisers who advise or subadvise the Funds follow both these Policies and Procedures and the proxy voting policies and procedures adopted by the Funds and their Boards of Directors.

      I. Definitions

            A. "Best interest of clients". Clients' best economic interests over the long term -- that is, the common interest that all clients share in seeing the value of a common investment increase over time. Clients may have differing political or social interests, but their best economic interest is generally uniform.

            B. "Material conflict of interest". Circumstances when an Aberdeen Adviser or any member of senior management, portfolio manager or portfolio analyst knowingly does business with a particular proxy issuer or closely affiliated entity, which may appear to create a material conflict between the interests of the Aberdeen Adviser and the interests of its clients in how proxies of that issuer are voted. A material conflict of interest might also exist in unusual circumstances when Aberdeen has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and an affiliate of an Aberdeen Adviser.

      II. General Voting Policies

            A. Client's Best Interest. These Policies and Procedures are designed and implemented in a way that is reasonably expected to ensure that proxies are voted in the best interests of clients. Proxies are voted with the aim of furthering the best economic interests of clients, promoting high levels of corporate governance and adequate disclosure of company policies, activities and returns, including fair and equal treatment of stockholders.

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      (4) These Policies and Procedures address proxy voting considerations under U.S. law and regulation and do not address the laws or requirements of other jurisdictions.

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            B. Shareholder Activism. Aberdeen Advisers seek to develop relationships with the management of portfolio companies to encourage transparency and improvements in the treatment of employees, owners and stakeholders. Thus, Aberdeen Advisers may engage in dialogue with the management of portfolio companies with respect to pending proxy voting issues.

            C. Case-by-Case Basis. These Policies and Procedures are guidelines. Each vote is ultimately cast on a case-by-case basis, taking into consideration the contractual obligations under the advisory agreement or comparable document, and all other relevant facts and circumstances at the time of the vote. Aberdeen Advisers may cast proxy votes in favor of management proposals or seek to change the views of management, considering specific issues as they arise on their merits. Aberdeen Advisers may also join with other investment managers in seeking to submit a shareholder proposal to a company or to oppose a proposal submitted by the company. Such action may be based on fundamental, social, environmental or human rights grounds.

            D. Individualized. These Policies and Procedures are tailored to suit Aberdeen's advisory business and the types of securities portfolios Aberdeen Advisers manage. To the extent that clients (e.g., investment companies, corporations, pension plans) have adopted their own procedures, Aberdeen Advisers may vote the same securities differently depending upon clients' directions.

            E. Material Conflicts of Interest. Material conflicts are resolved in the best interest of clients. When a material conflict of interest between an Aberdeen Adviser and its respective client(s) is identified, the Aberdeen Adviser will choose among the procedures set forth in Section IV.B.2. below, to resolve such conflict.

            F. Limitations. The circumstances under which Aberdeen may take a limited role in voting proxies, include the following:

                  1. No Responsibility. Aberdeen Advisers will not vote proxies for client accounts in which the client contract specifies that Aberdeen will not vote. Under such circumstances, the clients' custodians are instructed to mail proxy material directly to such clients.

                  2. Limited Value. Aberdeen Advisers may abstain from voting a client proxy if the effect on shareholders' economic interests or the value of the portfolio holding is indeterminable or insignificant. Aberdeen Advisers may also abstain from voting the proxies of portfolio companies held in their passively managed funds. Proxies with respect to securities that have been sold before the date of the shareholders meeting and are no longer held by a client generally will not be voted.

                  3. Unjustifiable Costs. Aberdeen may abstain from voting a client proxy for cost reasons (e.g., non-U.S. securities).

                  4. Securities Lending Arrangements. If voting securities are part of a securities lending program, Aberdeen may be unable to vote while the securities are on loan.

                  5. Share Blocking. Certain jurisdictions may impose share blocking restrictions at various times which may prevent Aberdeen from exercising its voting authority.

                  6. Special Considerations. Aberdeen's responsibilities for voting proxies are determined generally by its obligations under each advisory contract or similar document. If a client requests in writing that an Aberdeen Adviser vote its proxy in a manner inconsistent with these Policies and Procedures, Aberdeen may follow the client's direction or may request that the client vote the proxy directly.

            G. Sources of Information. Aberdeen may conduct research internally and/or use the resources of an independent research consultant. Aberdeen may consider legislative materials, studies of corporate governance and other proxy voting issues, and/or analyses of shareholder and management proposals by a certain sector of companies, e.g., Fortune 500 companies.

            H. Subadvisers. To the extent that an Aberdeen Adviser may rely on subadvisers, whether affiliated or unaffiliated, to manage any client portfolio on a discretionary basis, the Aberdeen Adviser will delegate responsibility for voting proxies to the subadviser. However, such subadvisers will be required either to follow these Policies and Procedures or to demonstrate that their proxy voting policies and procedures are consistent with these Policies and Procedures or otherwise implemented in the best interests of Aberdeen clients.

            I. Availability of Policies and Procedures. Aberdeen Advisers will provide clients with a copy of these Policies and Procedures, as revised from time to time, upon request.

            J. Disclosure of Vote. As disclosed in Part II of each Aberdeen Adviser's Form ADV, a client may obtain information on how its proxies were voted by requesting such information from its Aberdeen Adviser. Aberdeen Advisers do not generally disclose client proxy votes to third parties, other than as required for Funds, unless specifically requested, in writing, by the client.

      III. Specific Voting Policies

            A. General Philosophy.

            o Support existing management on votes on the financial statements of a company and the election of the Board of Directors;
            o Vote for the acceptance of the accounts unless there are grounds to suspect that either the accounts as presented or audit procedures used, do not present an accurate picture of company results; and
            o Support routine issues such as the appointment of independent auditors, allocation of income and the declaration of stock (scrip) dividend proposals provided there is a cash alternative.

            B. Anti-takeover Measures.
            Aberdeen Advisers vote on anti-takeover measures on a case-by-case basis taking into consideration such factors as the long-term financial performance of the target company relative to its industry competition. Key measures of performance will include the growth rates for sales, operating income, net income and total shareholder returns. Other factors which will be considered include margin analysis, cash flow and debt levels.

            C. Proxy Contests for Control. Aberdeen Advisers vote on proxy contests for control on a case-by-case basis taking into consideration such factors as long-term financial performance of the target company relative to its industry, management's track record, background to the proxy contest, qualifications of director nominees, evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met, and stock ownership positions.

            D. Contested Elections. Aberdeen Advisers vote on contested elections on a case-by-case basis taking into consideration such factors as the qualifications of all director nominees. Aberdeen Advisers also consider the independence of board and key committee members and the corporate governance practices of the company.

            E. Executive compensation proposals. Aberdeen Advisers consider such proposals on a case-by-case basis taking into consideration such factors as executive pay and spending perquisites, particularly in conjunction with sub-par performance and employee layoffs.

            F. Shareholder Proposals. Aberdeen Advisers consider such proposals on a case-by-case basis. Aberdeen Advisers support those proposals which will improve the company's corporate governance or business profile at a reasonable cost, but may oppose proposals which result in significant cost being incurred with little or no benefit to the company or its shareholders.

      IV. Proxy Voting Procedures

      This section applies to each Aberdeen Adviser except to the extent that certain procedures are identified as applicable only to a specific Aberdeen Adviser.

            A. Obtain Proxy. Registered owners of record, e.g., trustees or custodian banks, that receive proxy materials from the issuer or its information agent, are instructed to sign physical proxy cards in blank and forward directly to the relevant Aberdeen Adviser's proxy administrator ("PA"). Proxies may also be delivered electronically by custodians using proxy services such as ProxyEdge. Each proxy received is matched to the securities to be voted.

            B. Material Conflicts of Interest.

                  1. Identify the existence of any material conflicts of interest relating to the securities to be voted or the issue at hand. Portfolio managers and research analysts (Analysts") and senior management of each Aberdeen Adviser have an affirmative duty to disclose to the relevant proxy committees any personal conflicts such as officer or director positions held by them, their spouses or close relatives in the portfolio company or attempts by the portfolio company to exert influence over such person with respect to their vote. Conflicts based on business relationships or dealings of affiliates of any Aberdeen Adviser will only be considered to the extent that the Aberdeen Adviser has actual knowledge of such business relationships.

                  2. When a material conflict of interest between an Aberdeen Adviser's interests and its clients' interests appears to exist, the Aberdeen Adviser may choose among the following options to eliminate such conflict: (1) vote in accordance with these Policies and Procedures if it involves little or no discretion; (2) vote as recommended by a third party service if the Aberdeen Adviser utilizes such a service; (3) "echo vote" or "mirror vote" the proxies in the same proportion as the votes of other proxy holders that are not Aberdeen clients; (4) if possible, erect information barriers around the person or persons making voting decisions sufficient to insulate the decision from the conflict; (5) if practical, notify affected clients of the conflict of interest and seek a waiver of the conflict; or (6) if agreed upon in writing with the client, forward the proxies to affected clients allowing them to vote their own proxies.

            C. Analysts. The PA for each Aberdeen Adviser will ensure that each proxy statement is directed to the appropriate Analyst. If a third party recommendation service has been retained, the relevant PA will forward the proxy statement to the Analyst with the recommendation highlighted. The Analyst will determine whether to vote as recommended by the service provider or to recommend an alternative and shall advise the PA. The Analyst may consult with the PA as necessary. If the Analyst recommends voting against the third party recommendation, he or she is responsible for documenting the reasons for such recommendation and that no conflict of interest influenced such recommendation. If no third party recommendation service is utilized or if no recommendation is provided, the Analyst is responsible for documenting the rationale for his or her vote recommendation.

            D. Vote. The following describes the breakdown of responsibilities between the PA and the Proxy Committee ("PC") of each Aberdeen Adviser in voting portfolio securities and the extent to which the Aberdeen Advisers rely on third party service providers.

            1. Aberdeen FL

      The PA for Aberdeen FL ("PA-FL"), who resides in Ft. Lauderdale, and the PA for Aberdeen UK ("PA-UK"), which is part of the Trade Processing Department resident in Aberdeen, Scotland, are responsible for ensuring that votes for Aberdeen FL clients are cast and cast in accordance with these Policies and Procedures. The PA-FL and the PA-UK are identified more specifically on Appendix A1. The PA-FL is primarily responsible for administering proxy votes for the Phoenix funds which are sub-advised by Aberdeen FL.

      Responsibility for considering the substantive issues relating to any vote and for deciding how shares will be voted resides with the relevant Analyst whether located in Aberdeen FL, Aberdeen UK or Aberdeen Singapore. Under Aberdeen-FL's MOU with Aberdeen Singapore, the relevant Analyst for Far East equity securities will generally reside in Aberdeen Singapore.

      In the event that a material conflict of interest is identified by any Analyst, whether in Aberdeen FL, Aberdeen UK or Aberdeen Singapore, decisions on how to vote will be referred to the Aberdeen FL proxy committee ("PC-FL/UK"). Under Aberdeen FL's MOU with Aberdeen UK, the PC-FL/UK is headquartered in Glasgow, Scotland, and includes the Chief Investment Officer or Deputy Chief Investment Officer, the head of the Socially Responsible Investing ("SRI") Team and a member of the Compliance team, who are more specifically identified on Appendix A1. The PC-FL/UK meets as needed to consider material conflicts of interest or any other items raising unique issues. If the PC-FL/UK determines that there is no material conflict of interest, the vote recommendation will be forwarded to the appropriate proxy administrator, either the PA-FL or PA-UK. If a material conflict of interest is identified, the PC-FL/UK will follow the conflict of interest procedures set forth in Section IV.B.2., above.

      Aberdeen FL has engaged ProxyEdge, a third party service provider, to cast votes electronically for certain clients and to maintain records of such votes electronically.(5) Votes for some of the wrap accounts are handled manually and hard copies of any manual votes cast are maintained in the Florida office of Aberdeen FL. Pursuant to the MOU, Aberdeen UK votes proxies for certain U.S. clients of Aberdeen FL. Aberdeen UK has engaged Institutional Shareholder Services ("ISS"), a third party service provider, to provide (1) notification of impending votes; (2) research into non-routine votes, including shareholder resolutions; (3) voting recommendations which may be viewed on-line; and (4) web-based voting. In

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      (5) The Phoenix Funds, sub-advised by Aberdeen FL, require electronic voting through ProxyEdge. Custodians for certain other clients also provide the PA-FL with access to ProxyEdge.

      the absence of any material conflict of interest, Aberdeen FL may either vote in accordance with the ISS recommendation or decline to follow the ISS recommendation based on its own view of the agenda item provided that decisions to vote contrary to the ISS recommendation are documented as set forth in Section IV.C., above. For clients on the ISS system, votes are automatically entered in accordance with ISS recommendations unless the PA-UK expressly changes the vote prior to the voting deadline with appropriate analyst documentation. In the event of a material conflict of interest, Aberdeen FL will follow the procedures outlined in Section IV.B.2, above.

            2. Aberdeen Jersey, Aberdeen AU and Aberdeen Singapore

      Aberdeen Jersey and Aberdeen AU are responsible for voting proxies for the Funds. The PA for Aberdeen Jersey and Aberdeen AU ("PA-Jersey") is the Trade Processing Department in Jersey, Channel Islands, members of which are more specifically identified on Appendix A2. The PA-Jersey is responsible for ensuring that votes are cast and cast in accordance with these Policies and Procedures. The PA-Jersey uses ProxyEdge to electronically cast votes for the Funds and to maintain electronic records of the votes cast.

      Responsibility for considering the substantive issues relating to any Fund vote and for deciding how the shares will be voted resides with relevant equity and/or fixed income Analyst. Pursuant to the MOU among Aberdeen Jersey, Aberdeen AU and Aberdeen UK, the relevant Analyst may be a member of the Fund portfolio management team in London, England. In the event that a material conflict of interest is identified, decisions on how to vote will be referred to the proxy committee ("PC-AU") located in Aberdeen AU. The PC-AU includes the Heads of Equity and Fixed Income Portfolio Management and the Compliance Officer, who are more specifically identified on Appendix A2. The PC-AU meets as needed to consider a material conflict of interest or any other items raising unique issues. If the PC-AU determines there is no material conflict of interest, the vote recommendation will be forwarded to the PA-Jersey to be cast. If a material conflict of interest is identified, the PC-AU will follow the conflict of interest procedures set forth in Section IV.B.2., above, and in the Aberdeen Funds Proxy Voting Policy and Procedures.

      Aberdeen Singapore currently provides advice to Aberdeen Jersey and Aberdeen AU only with respect to fixed income securities. In the event that Aberdeen Singapore later provides advice to either Aberdeen Jersey and Aberdeen AU with respect to equity securities, Aberdeen Singapore may designate its own PA and PC. At present, a member of the PC-AU already serves as an Aberdeen Singapore Analyst and this member will serve on the Aberdeen Singapore PC with respect to proxy voting advice rendered to Aberdeen Jersey and Aberdeen AU to the extent such a committee may be necessary.

            E. Review. Each PA is responsible for ensuring that proxy materials are received in a timely manner and reconciled against holdings on the record date of client accounts over which the Aberdeen Adviser has voting authority to ensure that all shares held on the record date, and for which a voting obligation exists, are voted.

      V. Documentation, Recordkeeping and Reporting Requirements

            A. Documentation. The Aberdeen PAs are responsible for:

                  1. Implementing and updating these Policies and Procedures;

                  2. Overseeing the proxy voting process;

                  3. Consulting with portfolio managers/analysts for the
            relevant portfolio security; and

                  4. Maintaining manual proxy voting records, if any, and
            overseeing and reviewing voting execution and recordkeeping by third party providers such as ISS and ProxyEdge.

            B. RecordKeeping.

                  1. Each Aberdeen Adviser maintains or procures the maintenance of records of all proxies it has voted. As permitted by Rule 204-2(c), electronic proxy statements and the record of each vote cast by each client account of Aberdeen FL will be maintained by either ISS and Proxy Edge, depending on the client account. Similarly, electronic proxy statements and the record of each vote cast by each U.S. client account of Aberdeen Jersey will be maintained by Proxy Edge.(6) Aberdeen FL shall obtain and maintain undertakings from both ISS and Proxy Edge to provide it with copies of proxy voting records and other documents relating to its clients' votes promptly upon request. Aberdeen Jersey shall obtain and maintain an undertaking from Proxy Edge to provide it with copies of proxy voting records and other documents relating to votes for its U.S. clients promptly upon request. Aberdeen Advisers, ISS and Proxy Edge may rely on the SEC's EDGAR system to keep records of certain proxy statements if the proxy statements are maintained by issuers on that system (e.g., large U.S.-based issuers).

                  2. As required by Rule 204-2(c), such records will also include: (a) a copy of the Policies and Procedures; (b) a copy of any document created by the Aberdeen Adviser that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (c) each written client request for proxy voting records and the Aberdeen Adviser's written response to any (written or oral) client request for such records.

                  3. Duration. Proxy voting books and records will be maintained in an easily accessible place for a period of five years, the first two in an appropriate office of the Aberdeen Adviser.

            C. Reporting.

            Aberdeen FL will initially inform clients of these Policies and Procedures and how a client may learn of the voting record for client's securities through disclosure of its full policies and procedures in Part II of its Form ADV. Aberdeen Jersey, Aberdeen AU and Aberdeen Singapore will initially inform clients of these Policies and Procedures by summary disclosure in Part II of their respective Forms ADV. Upon receipt of a client's request for more information, Aberdeen FL, Aberdeen Jersey, Aberdeen AU and Aberdeen Singapore will provide to the client a copy of these Policies and Procedures and/or, in accordance with the client's stated requirements, how the client's proxies were voted during the period requested subsequent to the adoption of these Policies and Procedures. Such periodic reports, other than those required for the Funds, will not be made available to third parties absent the express written request of the client. However, to the extent that any Aberdeen Adviser may serve as a subadviser to another adviser to a Client, such Aberdeen Adviser will be deemed to be authorized to provide proxy voting records on such Client accounts to such other adviser.

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      (6) A Fund's proxy voting record must be filed with the SEC on Form N-PX.
      Form N-PX must be completed and signed in the manner required, containing a fund's proxy voting record for the most recent twelve-month period ended June 30th (beginning August 31, 2004). If an Aberdeen Adviser delegates this reporting responsibility to a third party service provider such as ISS or Proxy Edge, it will ensure that the third party service provider files Form N-PX accordingly.

            D. Review of Policies and Procedures.

      These Policies and Procedures will be subject to review on a periodic basis as deemed appropriate by the Aberdeen Advisers.

Item 8 - Reserved

Item 9 - Controls and Procedures

      It is the conclusion of the Registrant's principal executive officer and principal financial officer that the effectiveness of the Registrant's current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the Registrant has been recorded, processed, summarized and reported within the time period specified in the Commission's rules and forms and that the information required to be disclosed by the Registrant has been accumulated and communicated to the Registrant's principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

      There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

      (a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 - Attached hereto

      (b) Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 - Attached hereto

      SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

      Aberdeen Global Income Fund, Inc.


      By: /s/Hugh Young
          ------------------------
          Hugh Young,
          President of
          Aberdeen Global Income Fund, Inc.

      Date: December 24, 2003

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


      By: /s/Hugh Young
          ------------------------
          Hugh Young,
          President of
          Aberdeen Global Income Fund, Inc.

      Date: December 24, 2003


      By: /s/Christian Pittard
          ------------------------
          Christian Pittard,
          Treasurer of
          Aberdeen Global Income Fund, Inc.

      Date: December 24, 2003